                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12
                            FIRST HEALTH GROUP CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                               [FIRSTHEALTH LOGO]

                            FIRST HEALTH GROUP CORP.
                              3200 HIGHLAND AVENUE
                         DOWNERS GROVE, ILLINOIS 60515

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To be Held May 22, 2001

To our Stockholders:

     We are notifying you that the Annual Meeting of Stockholders of First Health Group Corp. will be held on Tuesday, May 22, 2001 at 10:00 a.m. local time at our principal executive offices located at 3200 Highland Avenue, Downers Grove, Illinois 60515 for the following purposes:

          (1) To elect ten directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

          (2) To approve our company's 2001 Directors' Stock Option Plan;

          (3) To approve our company's 2001 Stock Option Plan;

          (4) To approve the performance-based compensation provision of the employment agreement with our company's President and Chief Operating Officer;

          (5) To approve the related grant of four stock options to our company's President and Chief Operating Officer; and

          (6) To transact other business properly coming before the meeting.

Each of these matters is described in further detail in the enclosed proxy statement. We have also enclosed a copy of our 2000 Annual Report to Stockholders. Only stockholders of record at the close of business on March 30, 2001 are entitled to vote at the meeting or any postponement or adjournment of the meeting. A complete list of these stockholders will be available for examination at our principal executive offices prior to the meeting.

     Please use this opportunity to take part in our affairs by voting your shares. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and return it in the envelope provided as promptly as possible. Your proxy can be withdrawn by you at any time before it is voted.

                                          By Order of the Board of Directors,

                                          /s/ JAMES C. SMITH

                                          James C. Smith
                                          Chairman of the Board

Downers Grove, Illinois
April 20, 2001

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
ABOUT THE MEETING...........................................      1
STOCK OWNERSHIP.............................................      3
  Common Stock Ownership of Certain Beneficial Owners.......      3
  Equity Ownership of Management............................      3
  Section 16(a) Beneficial Ownership Reporting Compliance...      4
ELECTION OF DIRECTORS.......................................      5
BOARD STRUCTURE AND COMPENSATION............................      7
  Board of Directors and Board Committees...................      7
  Compensation of Directors.................................      7
  Compensation Committee Interlocks and Insider
     Participation..........................................      8
FEES OF INDEPENDENT AUDITORS AND AUDIT COMMITTEE REPORT.....      9
  Fees Billed by Independent Auditors.......................      9
  Report of the Audit Committee.............................      9
EXECUTIVE COMPENSATION......................................     10
  Summary of Cash and Certain Other Compensation............     10
  Option Grants.............................................     11
  Option Exercises and Fiscal Year-End Values...............     11
  Employment Agreements.....................................     11
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
  COMPENSATION..............................................     13
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............     15
PERFORMANCE GRAPH...........................................     16
APPROVAL OF 2001 DIRECTORS' STOCK OPTION PLAN...............     16
APPROVAL OF 2001 STOCK OPTION PLAN..........................     19
  Other Information.........................................     24
APPROVAL OF PERFORMANCE-BASED COMPENSATION PROVISION........     24
APPROVAL OF STOCK OPTION GRANTS.............................     25
AUDITORS....................................................     26
2002 ANNUAL MEETING OF STOCKHOLDERS.........................     26

                            FIRST HEALTH GROUP CORP.
                              3200 HIGHLAND AVENUE
                         DOWNERS GROVE, ILLINOIS 60515

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     The Board of Directors of First Health Group Corp. is asking for your proxy for use at the annual meeting of our stockholders to be held on Tuesday, May 22, 2001 at 10:00 a.m. local time at our principal executive offices located at 3200 Highland Avenue, Downers Grove, Illinois 60515, and at any postponements or adjournments of the meeting. Our telephone number is (630) 737-7900. We are first mailing this proxy statement and the enclosed proxy to our stockholders on or about April 20, 2001.

                               ABOUT THE MEETING

What is the purpose of the annual meeting?

     At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of ten directors and the approval of our 2001 Directors' Stock Option Plan, our 2001 Stock Option Plan, the performance-based compensation provisions of the employment agreement with Edward L. Wristen, our company's President and Chief Operating Officer, the related grant of four stock options (the "Options") to Mr. Wristen and any other matters that properly come before the meeting and any postponements or adjournments of the meeting. In addition, our management will report on our company's performance during the fiscal year ended December 31, 2000 and respond to questions from stockholders.

What are the company's voting recommendations?

     Our board of directors recommends that you vote your shares "FOR" the election of each of the nominees named below under "ELECTION OF DIRECTORS," "FOR" the approval of our company's 2001 Directors' Stock Option Plan, "FOR" the approval of our company's 2001 Stock Option Plan, "FOR" the approval of the performance-based compensation provision of the employment agreement with our company's President and Chief Operating Officer and "FOR" the related grant of the Options to our company's President and Chief Operating Officer.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, March 30, 2001, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on.

What constitutes a quorum?

     If a majority of the shares outstanding on the record date are present at the annual meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. As of the record date, we had 48,598,899 shares of common stock outstanding and entitled to vote. Any shares represented by proxies that are marked to abstain from voting on a proposal will be counted as present for purposes of determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as "broker non-votes") will also be counted as present in determining whether we have a quorum.

How do I vote?

     You may vote in person at the annual meeting or you may vote by proxy by signing, dating and mailing the enclosed proxy card. If you vote by proxy, the individuals named on the card as proxy holders will vote your shares in the manner you indicate. If you sign and return the card without indicating your instructions, your shares will be voted "FOR":

     - The election of the ten nominees for director named below under "ELECTION OF DIRECTORS,"

     - The approval of our company's 2001 Directors' Stock Option Plan,

     - The approval of our company's 2001 Stock Option Plan,

     - The approval of the performance-based compensation provisions of the employment agreement with our company's President and Chief Operating Officer, and

     - The approval of the related grant of the Options to our company's President and Chief Operating Officer.

Can I vote by telephone or through the Internet?

     Yes. If you are a record holder of our common stock (that is, if you hold your stock in your own name in the company's stock records maintained by our transfer agent) you may vote by telephone or through the Internet by following the instructions included with your proxy card.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is voted at the annual meeting by delivering to the Secretary of our company a written notice of revocation or a properly signed proxy bearing a later date, or by attending the annual meeting and voting in person (although attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request). To revoke a proxy previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

What vote is required to approve each matter that comes before the meeting?

     Director nominees must receive the affirmative vote of a plurality of the shares represented at the meeting, meaning that the ten nominees for director with the most votes will be elected. The affirmative vote of a majority of the shares of common stock represented at the meeting in person or by proxy is required for the approval of (a) our company's 2001 Directors' Stock Option Plan, (b) our company's 2001 Stock Option Plan, (c) the performance-based compensation provision of our employment agreement with Edward L. Wristen, our company's President and Chief Operating Officer, (d) the related grant of the Options to Mr. Wristen and (e) any other matter that properly comes before the meeting and any postponements or adjournments of the meeting. Abstentions will be counted for purposes of determining whether an item has received the requisite number of votes for approval meaning an abstention will have the same effect as a vote against the proposal. Broker non-votes will not be counted for purposes of determining whether an item has received the requisite number of votes for approval.

What happens if additional proposals are presented at the meeting?

     Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the annual meeting. If you vote by proxy, your proxy grants the persons named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Who will bear the costs of soliciting votes for the meeting?

     In addition to the mailing of these proxy materials, the company has hired the firm of D.F. King & Co., Inc. to assist in the solicitation of proxies at an estimated cost of not more than $5,000. Certain directors, officers and employees, who will not receive any additional compensation for such activities, may solicit proxies by personal interview, mail, telephone or electronic communication. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

                                STOCK OWNERSHIP

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following sets forth, as of March 30, 2001, certain information concerning each stockholder who is known by us to beneficially own 5% or more of the outstanding common stock.

                                                                NUMBER OF SHARES    APPROXIMATE
                                                                  BENEFICIALLY      PERCENT OF
                      NAME AND ADDRESS                               OWNED             CLASS
                      ----------------                          ----------------    -----------
CIBC Trust Company (Bahamas) Limited, as Trustee of
  Settlement T-551(1) ......................................       4,000,000           8.2%
 Post Office Box N-3933
 Shirley Street
 Nassau, Bahamas

Wanger Asset Management, L.P. ..............................       2,812,000           5.8%
 227 West Monroe Street
 Suite 3000
 Chicago, Illinois 60606

Dodge & Cox, Inc. ..........................................       2,809,450           5.8%
 One Sansome Street
 35th Floor
 San Francisco, California 94104

-------------------------
(1) The beneficiaries of the trusts are the grandchildren of A.N. Pritzker, deceased, including Thomas J. Pritzker, a director of our company. The trustee has sole voting and investment power with respect to such shares.

EQUITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding beneficial ownership of our outstanding common stock as of March 30, 2001 by (a) each director and nominee, (b) each of the executive officers named in the Summary Compensation Table included in this proxy statement and (c) all of our directors and executive officers as a group. Unless otherwise noted, each person named in the table has sole voting and investment power (or shares such powers with his or her spouse) for all shares shown.

     For purposes of this table, a person is deemed to be the "beneficial owner" of securities that can be acquired within 60 days of March 30, 2001 through the exercise of any option, warrant or right. Shares of common stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days of March 30, 2001 are deemed outstanding for computing the ownership percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 48,598,899 shares of our common stock outstanding as of March 30, 2001.

                                                                                         APPROXIMATE
                                                                 NUMBER OF SHARES     PERCENT OF CLASS
NAME                                                            BENEFICIALLY OWNED    (IF MORE THAN 1%)
----                                                            ------------------    -----------------
Michael J. Boskin, Ph.D.....................................       102,000(1)                  *
Daniel S. Brunner...........................................       170,665(1)(2)               *
Robert S. Colman............................................       118,624(1)(3)               *
Ronald H. Galowich..........................................       170,755(1)                  *
Harold S. Handelsman........................................        50,000(1)                  *
Don Logan...................................................        54,000(1)                  *
Thomas J. Pritzker..........................................     1,462,400(1)                2.9%
David E. Simon..............................................        70,000(1)                  *
James C. Smith..............................................     1,527,683(1)(4)             3.1%
Mary Anne Carpenter.........................................        61,754(1)                  *
Patrick G. Dills............................................        74,915(1)                  *
Joseph E. Whitters..........................................       171,312(1)                  *
Edward L. Wristen...........................................       284,340(1)                  *
All Directors and Executive Officers as a Group (13
  persons)..................................................     4,318,448(5)                8.9%

-------------------------
 *  Less than 1%.

(1) Includes shares of our common stock that such person has the right to acquire pursuant to stock options which are exercisable within 60 days of March 30, 2001, as follows:

                                                      SHARES ISSUABLE
NAME                                                   UPON EXERCISE
----                                                  ---------------
Dr. Boskin........................................         90,000
Mr. Brunner.......................................         46,000
Mr. Colman........................................         28,000
Mr. Galowich......................................         50,000
Mr. Handelsman....................................         47,000
Mr. Logan.........................................         52,000
Mr. Pritzker......................................        246,000
Mr. Simon.........................................         58,000
Mr. Smith.........................................        540,000
Ms. Carpenter.....................................         32,000
Mr. Dills.........................................         38,414
Mr. Whitters......................................        119,500
Mr. Wristen.......................................        183,000

(2) Includes 50,000 shares of our common stock held by a trust of which Mr. Brunner is a co-trustee.

(3) Includes 90,252 shares of our common stock held by a trust of which Mr. Colman is the trustee and 372 shares of our common stock beneficially owned by Mr. Colman's wife.

(4) Includes 102,792 shares of our common stock held by a foundation of which Mr. Smith is an officer and director.

(5) Includes an aggregate of 1,529,914 shares of our common stock that our directors and executive officers have the right to acquire pursuant to stock options which are exercisable within 60 days of March 30, 2001.

SECTION 16(A)Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our common stock. Based solely on our review of the reports furnished to us, we believe that all of our directors and executive officers complied with all Section 16(a) filing requirements during 2000, except for David E. Simon who filed one report five days late reporting one transaction that was required to be filed on Form 4.

                             ELECTION OF DIRECTORS

     Our board of directors is currently comprised of ten members. At the meeting, ten directors will be elected to our board of directors. Each director elected at the meeting will hold office until our next annual meeting of stockholders or until his respective successor is duly elected and qualified.

     Our board of directors has nominated and urges you to vote "FOR" the election of the ten nominees named below, each of whom has consented to serve as a director if elected. Proxies will be so voted unless stockholders specify otherwise in their proxies. All of the nominees have previously been elected at meetings of our stockholders.

     In the event a nominee is not available to serve for any reason when the election occurs, it is intended that the proxies will be voted for the election of the other nominees and may be voted for any substitute nominee. Our board of directors has no reason to believe that any nominee will not be a candidate or, if elected, will be unable or unwilling to serve as a director. In no event will the proxies be voted for a greater number of persons than the number of nominees named.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES NAMED BELOW.

Nominees for election at this meeting:

     Michael J. Boskin, Ph.D, 55, has served as a director of our company since 1994. He has served as Professor of Economics at Stanford University since 1971, Research Associate at the National Bureau of Economic Research since 1975, President and Chief Executive Officer of Boskin & Company, an economic consulting firm, since 1980, and Adjunct Scholar, American Enterprise Institute since 1993. From 1989 to 1993, he served as Chairman of the Council of Economic Advisors. In addition to serving on our board of directors, Mr. Boskin serves on the boards of Oracle Systems, Inc., a developer of computer software, EXXON MOBIL Corporation, an integrated oil and gas company, Vodofone Airtouch PLC, a wireless communications company, and Western Multiplex Corporation, a wireless technology provider.

     Daniel S. Brunner, 57, has served as our Executive Vice
President -- Government Affairs since January 1994. He has served as a director of our company since 1988. From 1992 to January 1994, Mr. Brunner served as our Chief Operating Officer -- Policy and Government Affairs.

     Robert S. Colman, 59, has served as a director of our company since 1992. In 1996, he founded Colman Partners, a private merchant banking firm. He has been a member of MacAulay Investment Partners LLC, an investment management firm, since 2000.

     Ronald H. Galowich, 65, served as our Secretary from 1983 to 2000 and as our General Counsel from 1983 until 1997 . He has served as a director of our company since 1982. Mr. Galowich also served as an Executive Vice President of our company from 1983 to 1994. He has served as Chairman of the Board of Madison Group Holdings, Inc., a multipurpose business and investment company, since 1990, Chairman of Madison Realty Group, Inc., a real estate investment and development firm, since 1985, Chairman and Chief Executive Officer of Madison Information Technologies, Inc., a data integration, software solutions and technology company serving the healthcare industry, since 1994.

     Harold S. Handelsman, 54, has served as a director of our company since 1996. He has served as a senior executive officer of Hyatt Corporation, a diversified company primarily engaged in real estate and hotel management activities, since 1978, Senior Vice President, General Counsel and Secretary of Hyatt Corporation since 1983, and Executive Vice President and General Counsel of The Pritzker Organization, LLC, a private investment firm, since 1998. In addition to serving on our board of directors, Mr. Handelsman serves on the boards of a number of private corporations.

     Don Logan, 57, has served as a director of our company since 1996. He has served as Chairman and Chief Executive Officer of Time Inc., a wholly owned subsidiary of AOL Time Warner Inc. (formerly known as Time Warner Inc.), since 1994. From June 1992 to July 1994, he served as President and Chief Operating Officer of Time Inc. and Chairman and Chief Executive Officer of Southern Progress Corp., a wholly owned subsidiary of Time Inc. since 1985.

     Thomas J. Pritzker, 50, has served as a director of our company since May 1990. He previously served as the Chairman of the Board of our company from May 1990 to January 2001 and also served as a director of our company from 1985 to 1986. Mr. Pritzker is the Chairman of Hyatt Corporation and Hyatt International Corporation, primarily engaged in hotel management activities, and Chairman of the Board of Directors and Chief Executive Officer of The Pritzker Organization, LLC, a private investment firm. In addition to serving on our board of directors, Mr. Pritzker serves on the boards of Royal Caribbean Cruise Lines, an operator of cruise ships, and Unext.Com, an on-line education firm.

     David E. Simon, 39, has served as a director of our company since 1990. He has served as the Chief Executive Officer and a director of Simon Property Group, Inc., a real estate investment trust which is a shopping center owner, developer and manager, since 1993, and the Executive Vice President of Melvin Simon & Associates, Inc., a privately-held firm engaged in the development of shopping centers, since 1990. From 1988 to 1990, he was a Vice President of Wasserstein Perella & Co., Inc., an investment banking firm.

     James C. Smith, 60, has served as the Chairman of the Board of our company since January 2001 and as our Chief Executive Officer since January 1984. He served as the President of our company from January 1984 until January 2001.

     Edward L. Wristen, 49, has served as our President since January 2001 and as our Chief Operating Officer since 1998. He previously served as Executive Vice President from 1992 until January 2001. He has served as a director of our company since 2000. Mr. Wristen joined the Company in 1990 as Director of Strategic Planning and was promoted to Vice President, managed outpatient care programs in 1991. In 1992, he became Executive Vice President and Corporate Operating Officer in charge of Provider Networks. Prior to joining the Company, Mr. Wristen was President of Parkside Data Services, a subsidiary of Parkside Health Management Corporation, a firm engaged in data and analytic services, from 1989 to 1990. From 1987 to 1989, he was Chief Operating Officer and Executive Vice President of Addiction Recovery Corporation, a regional chain of chemical dependency hospitals. Mr. Wristen has over 24 years experience in the health care industry.

                        BOARD STRUCTURE AND COMPENSATION

BOARD OF DIRECTORS AND BOARD COMMITTEES

     Our board of directors has a standing audit committee, a compensation committee and an executive committee to assist the board in the discharge of its responsibilities. During 2000, the board of directors met four times. Each of our directors attended at least 75% of the aggregate of the meetings of the board and those committees on which he served during 2000. Additional information is set forth below for each committee.

                                                                                         MEETINGS
NAME OF COMMITTEE AND MEMBERS                 FUNCTIONS OF THE COMMITTEE                 IN 2000
-----------------------------                 --------------------------                 --------
AUDIT                            - Reviews the independence of our company's              3
                                 independent auditors
Ronald H. Galowich (Chairman)    - Recommends the engagement and discharge of
Michael J. Boskin                  independent auditors to our board
Harold S. Handelsman             - Reviews with the independent auditors the plan,
David E. Simon                   scope and results of auditing engagements
                                 - Reviews the accounting principles being applied
                                 and the effectiveness of internal controls, seeking
                                   to assure, in its oversight role, that management
                                   fulfills its responsibilities in the preparation
                                   of our company's financial statements

COMPENSATION                     - Administers and interprets our company's various       2
                                 stock option and stock purchase plans
Don Logan (Chairman)             - Makes recommendations regarding executive
Robert S. Colman                   compensation to our board
Ronald H. Galowich               - Makes recommendations to our board regarding
David E. Simon                   hiring members of senior management whose salaries
                                   exceed a level specified from time to time by our
                                   board

EXECUTIVE                        - Identifies potential candidates to serve as            N/A(2)
                                 directors of our company(1) and members of the
Thomas J. Pritzker (Chairman)      committees of our board
Michael J. Boskin                - Recommends such candidates to our board
Robert S. Colman                 - Provides an annual assessment to our board of its
James C. Smith                     performance

-------------------------
(1) Our executive committee will consider nominees recommended by stockholders. Any suggestions may be submitted in writing to the attention of "Executive Committee of the Board of Directors" at our company's principal offices.

(2) Our executive committee was constituted on January 1, 2001 and replaces our committee on director affairs. Our committee on director affairs performed substantially the same functions currently being performed by the executive committee and was comprised of the same members, except that James C. Smith was not on that committee. The committee on director affairs met two times last year.

COMPENSATION OF DIRECTORS

     Directors who are also our employees receive no additional compensation for their services as directors. Each of our directors who is not an employee of ours currently receives the following:

     - A $35,000 annual fee; and

     - Reimbursement of travel and other out-of-pocket costs incurred in attending meetings.

     Under our Directors' Stock Option Plan, the following options are granted each year on the date of the meeting of our board immediately following the annual meeting of our stockholders:

     - Options to purchase 8,000 shares of our common stock to each of our directors who is not an employee or officer of ours;

     - An option to purchase an additional 20,000 shares of our common stock to the Chairman of the Board if the Chairman of the Board is not one of our employees or officers;

     - Options to purchase an additional 12,000 shares of our common stock to the Chairman of our executive committee if he is not one of our employees or officers; and

     - Options to purchase an additional 2,000 shares of our common stock to the Chairman of our audit committee and the Chairman of our compensation committee if he is not one of our employees or officers.

     Under our Directors' Stock Option Plan, the compensation committee has the discretion to grant options to purchase our common stock to non-employee directors upon their election to our board of directors in an amount determined by that committee.

     The exercise price of all options described above is equal to the "fair market value" of our common stock on the date of grant. All options granted under the Directors' Stock Option Plan are immediately exercisable.

     The following options to purchase shares of our common stock were granted under the Directors' Stock Option Plan on May 16, 2000 with an exercise price of $32.375 per share, the closing price of our common stock on the Nasdaq National Market on May 16, 2000:

Mr. Pritzker.....................................    28,000 shares*
Mr. Galowich.....................................    10,000 shares
Mr. Logan........................................    10,000 shares
Dr. Boskin.......................................    10,000 shares
Mr. Colman.......................................     8,000 shares
Mr. Simon........................................     8,000 shares
Mr. Handelsman...................................     8,000 shares

-------------------------
* Mr. Pritzker served as Chairman of the Board until January 2001.

     We have agreed to provide Mr. Galowich and his spouse various health benefits in consideration for his past services as our General Counsel. We will generally provide these health benefits for the life of Mr. Galowich at our expense.

     We entered into a consulting agreement on March 26, 1996 with Dr. Boskin, one of our directors. Under this agreement, we agreed to pay Dr. Boskin a consulting fee of $5,000 and to grant him an option under our company's Stock Option Plan to purchase 6,000 shares of our common stock for each year during which he serves as one of our directors. In accordance with this agreement, we granted Dr. Boskin an option to purchase 6,000 shares of our common stock on May 16, 2000 at an exercise price of $32.375 per share, the closing price of our common stock on the Nasdaq National Market on May 16, 2000.

     See "Certain Relationships and Related Transactions" below for information regarding certain transactions with other members of our board of directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Ronald Galowich, our former General Counsel, is the only member of our compensation committee who is a present or former officer of our company. None of the members of our compensation committee have any "interlocking" relationships as defined by the SEC in that none of them serve on the board of directors or compensation committee of any other company where an executive officer of that company is on our board or compensation committee.

            FEES OF INDEPENDENT AUDITORS AND AUDIT COMMITTEE REPORT

FEES BILLED BY INDEPENDENT AUDITORS

     AUDIT FEES. The aggregate fees billed by our independent auditors for professional services rendered to us in connection with the audit of the company's financial statements for the fiscal year ended December 31, 2000 and the reviews conducted by the independent auditors of the financial statements included in the Quarterly Reports on Form 10-Q that we filed with the SEC during fiscal 2000 were approximately $295,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Our independent auditors did not render information technology services to us during fiscal 2000.

     ALL OTHER FEES. The aggregate fees billed by our independent auditors for professional services rendered to us during fiscal 2000, other than the audit services referred to above, were approximately $1,800,000, and primarily included services rendered to us in connection with tax matters and non-financial information systems consulting projects.

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference therein.

REPORT OF THE AUDIT COMMITTEE

     The audit committee of the board of directors is responsible for assisting the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the company. The audit committee is comprised of independent directors and operates under a written charter, a copy of which is attached to this proxy statement as Annex A.

     Management is responsible for the company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the company's financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on those financial statements. The audit committee monitors and oversees these processes.

     In this context, the audit committee has reviewed and discussed the audited financial statements for fiscal 2000 with management and with the independent auditors. Specifically, the audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The audit committee believes strongly in the principles underlying the requirement that independent auditors maintain their independence in strict compliance with applicable independence rules. The audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the issue of its independence from the company and management. In addition, the audit committee has considered whether the independent auditors' provision of non-audit services to the company is compatible with maintaining the independence of the auditors and has concluded that it is.

     Based on its review of the audited financial statements and the various discussions noted above, the audit committee recommended to the board of directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

     Respectfully submitted by the audit committee,

                          Ronald H. Galowich, Chairman
                               Michael J. Boskin
                              Harold S. Handelsman
                                 David E. Simon

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth certain compensation information for our Chief Executive Officer and our four other executive officers who were the most highly compensated for the year ended December 31, 2000 (together, the "named executive officers"). The information in this table reflects compensation earned by the named executive officers for services rendered to us in all capacities during each of our last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                          AWARDS
                                                                                       ------------
                                                    ANNUAL COMPENSATION                 SECURITIES
                                       ---------------------------------------------    UNDERLYING      ALL OTHER
                                                                      OTHER ANNUAL       OPTIONS/        COMPEN-
NAME AND PRINCIPAL POSITION    YEAR    SALARY($)(1)    BONUS($)(2)   COMPENSATION($)     SARS(#)       SATION($)(3)
---------------------------    ----    ------------    -----------   ---------------    ----------     ------------
James C. Smith(4).........     2000      949,456         688,764          9,600               --           9,681
Chairman of the Board and      1999      926,607              --          9,600          800,000          10,107
Chief Executive Officer        1998      920,700         250,000          9,600               --          10,650

Edward L. Wristen(5)......     2000      432,699         114,002             --               --           8,489
President and Chief            1999      320,833              --             --          200,000           8,226
Operating Officer              1998      325,000          50,000             --               --           8,457

Patrick G. Dills..........     2000      384,429           3,652             --               --           8,402
Executive Vice President,      1999      266,704              --             --          200,000           8,069
Sales                          1998      263,750         150,000             --               --           8,248

Mary Anne Carpenter.......     2000      355,967          86,401             --               --           9,454
Executive Vice President,      1999      320,833              --             --          200,000           8,672
Service Products               1998      323,750          50,000             --               --           9,084

Joseph E. Whitters........     2000      320,385          78,000             --               --           8,199
Vice President, Finance        1999      286,828              --             --          200,000           7,881
and Chief Financial Officer    1998      282,917          50,000             --               --           7,979

-------------------------
(1) In accordance with SEC rules, amounts in this column do not include discounts on shares of our common stock purchased from our company by each of the named executive officers pursuant to our company's Employee Stock Purchase Plan, which discounts are available to all eligible employees.

(2) The amounts shown in this column reflect bonuses earned in the year indicated, which were paid in the subsequent year.

(3) The amounts shown in this column for 2000 consist of payments made by us on behalf of each of the named executive officers of $7,875 each under our Retirement Savings Plan, together with insurance premiums paid by us for the benefit of the named executive officers (Mr. Smith, $1,806; Mr. Wristen, $614; Mr. Dills, $527; Ms. Carpenter, $1,579; and Mr. Whitters, $324).

(4) Mr. Smith served as the President and Chief Executive Officer of our company in 2000. In January 2001, Mr. Smith became the Chairman of the Board and Chief Executive Officer of our company.

(5) Mr. Wristen served as the Executive Vice President and Chief Operating Officer of our company in 2000. In January 2001, Mr. Wristen became the President and Chief Operating Officer of our company.

OPTION GRANTS

     No options or stock appreciation rights were granted during fiscal 2000 to the named executive officers.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides information on option exercises during fiscal 2000 by each of the named executive officers and the value of each of such officer's unexercised options at December 31, 2000.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                                 OPTIONS/SARS AT                 OPTIONS/SARS AT
                               SHARES                           FISCAL YEAR END(#)            FISCAL YEAR-END($)(1)
                             ACQUIRED ON       VALUE       ----------------------------    ----------------------------
NAME                         EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                         -----------    -----------    -----------    -------------    -----------    -------------
James C. Smith...........      400,000       3,453,000       540,000         260,000       14,318,350       6,139,250
Edward L. Wristen........       65,000       1,230,113       143,000         280,000        3,751,063       8,255,000
Patrick G. Dills.........       90,586       1,576,965        25,414         264,000          660,764       7,839,000
Mary Anne Carpenter......      168,000       3,103,353            --         264,000               --       7,839,000
Joseph E. Whitters.......       78,100       1,581,291        87,500         264,000        2,275,000       7,839,000

-------------------------
(1) The closing sale price of our common stock on December 31, 2000 as reported on the Nasdaq National Market was $46.5625.

EMPLOYMENT AGREEMENTS

     We entered into an employment agreement with James C. Smith in May 1999 which expires on December 31, 2001 unless otherwise previously terminated in accordance with its terms. Under this agreement, Mr. Smith receives an annual base salary of not less than $920,700 (adjusted yearly). Mr. Smith served as President and Chief Executive Officer until January 2001 and currently serves as Chairman of the Board and Chief Executive Officer. Mr. Smith's annual base compensation is currently $975,000. Additionally, for each year in which our company's pretax income (as determined in accordance with generally accepted accounting principles) increases by at least 5% from the prior year, Mr. Smith will receive additional compensation based on such percentage increase. Under this agreement, Mr. Smith is entitled to participate in all of our employee benefit programs and other policies and programs. We have also agreed to provide Mr. Smith and his wife with various health benefits for the life of each of them at our expense, subject to certain limitations. Under certain circumstances, the agreement also requires us to pay Mr. Smith the balance of the base salary amounts due under the agreement, including all accrued benefits, upon the termination of his employment.

     We entered into an employment agreement with Edward L. Wristen in January 2001 which expires on December 31, 2003 unless otherwise previously terminated in accordance with its terms. Mr. Wristen serves as President and Chief Operating Officer under this agreement and receives an annual base salary of $600,000, subject to annual increases in base salary of $50,000 per year. Currently, Mr. Wristen's annual base salary is fixed at $600,000. In 2001, he will participate at an enhanced level in a cash bonus plan that we maintain for senior management of our company. Additionally, for each year starting with 2002 in which our company's Pretax Income (as determined in accordance with generally accepted accounting principles) increases by at least 5% from the prior year, the resulting percentage increase will determine any additional compensation to be payable to Mr. Wristen, as follows:

                                             ADDITIONAL COMPENSATION
     PRETAX INCOME INCREASE          (AS A % OF THE PRIOR YEAR'S BASE SALARY)
     ----------------------          ----------------------------------------
5%-9%............................                     25%-49%
10%-19%..........................                     50%-74%
20%-29%..........................                     75%-99%
30%-39%..........................                   100%-124%
40%-49%..........................                   125%-149%
50% and above....................                        150%

Mr. Wristen is also entitled to participate in all of our employee benefit programs and other policies and programs. Under certain circumstances, the agreement also requires us to pay Mr. Wristen the balance of the base salary amounts due under the agreement, including all accrued benefits, upon the termination of his employment.

     We entered into an employment agreement with Patrick G. Dills in May 1999 which was amended in February, 2000. This agreement expires on March 31, 2002, and is subject to automatic renewal for consecutive one year terms unless terminated by either party. Under this agreement, Mr. Dills receives an annual base salary of $400,000, subject to approved annual increases. Currently, Mr. Dills' annual base salary is fixed at $400,000. In addition, Mr. Dills is entitled to participate in all of our employee benefit programs and other policies and programs. Mr. Dills also participates in a cash bonus plan that we maintain for sales management of our company. If Mr. Dills terminates the agreement solely as a result of a change in control (as defined in the agreement) and his refusal to accept a reduction in base salary, a material diminution in job responsibilities or a required relocation, he will receive a cash severance payment equal to two years of his salary.

     We entered into an employment agreement with Mary Anne Carpenter in May 1999 which expires on April 30, 2002 and is subject to automatic renewal for consecutive one year terms unless terminated by either party. Under this agreement, Ms. Carpenter receives an annual base salary of $325,000, subject to approved annual increases. Currently, Ms. Carpenter's annual base salary is fixed at $360,000. In addition, Ms. Carpenter is entitled to participate in all of our employee benefit programs and other policies and programs. Ms. Carpenter also participates in a cash bonus plan that we maintain for senior management of our company. If Ms. Carpenter terminates the agreement solely as a result of a change in control (as defined in the agreement) and her refusal to accept a reduction in base salary, a material diminution in job responsibilities or a required relocation, she will receive a cash severance payment equal to two years of her salary.

     We entered into an employment agreement with Joseph E. Whitters in May 1999 which expires on April 30, 2002 and is subject to automatic renewal for consecutive one year terms unless terminated by either party. Under this agreement, Mr. Whitters receives an annual base salary of $285,000, subject to approved annual increases. Currently, Mr. Whitters' annual base salary is fixed at $400,000. In addition, Mr. Whitters is entitled to participate in all of our employee benefit programs and other policies and programs. Mr. Whitters also participates in a cash bonus plan that we maintain for senior management of our company. If Mr. Whitters terminates the agreement solely as a result of a change in control (as defined in the agreement) and his refusal to accept a reduction in base salary, a material diminution in job responsibilities or a required relocation, he will receive a cash severance payment equal to two years of his salary.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following report of the compensation committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report or the performance graph by reference therein.

     GENERAL. The compensation committee of the board of directors is responsible for reviewing and approving the two primary elements of our executive compensation program -- cash compensation (comprised of base salary and bonuses) and stock options. The compensation committee carries out its responsibilities with significant input from the Chief Executive Officer and other members of senior management. Based on such input and on an assessment of various subjective criteria including the overall contributions made by an individual (both on a current and a long-term basis) and the company's performance, the compensation committee makes recommendations to the board of directors with respect to executive cash compensation, the establishment and maintenance of other compensation programs and the granting of stock options. During 2000, the board of directors did not modify or otherwise alter any of the compensation committee's recommendations. The company's philosophy, which the compensation committee and the board of directors seek to implement, is to design compensation packages which will enable the company to attract and retain qualified employees and encourage such persons to maximize their efforts on behalf of the company.

     CASH BONUS PLAN. Certain executive officers participate in a cash bonus plan that we maintain for our senior management which is tied to growth of our earnings per share.

     STOCK OPTION AWARDS. The company currently maintains the 2000 Stock Option Plan (the "Option Plan"). The purpose of the Option Plan is to aid the company in securing and retaining employees and consultants and to motivate such employees and consultants to exert their best efforts on behalf of the company. Option grants are intended to encourage performance that will result in appreciation of the market value of the company's common stock. The compensation committee believes that the company's stock option plans have historically been very helpful in attracting and retaining skilled employees at all levels. Stock options are generally awarded once during the year to optionees selected by the compensation committee based on recommendations from the Chief Executive Officer and other members of senior management of the company. In recommending or making option awards, the compensation committee considers various factors, including senior management's subjective assessment of the contributions made to the company by the proposed optionee during the preceding year, the potential future contributions to be made by such person, such person's current salary level and the terms of previous option grants. In addition, the compensation committee considers other performance measures which may not directly bear on short term stock performance, including, where appropriate, sales growth, market share and improvements in relations with customers, providers and employees. The company has submitted for stockholder approval the 2001 Stock Option Plan. See "Approval of the 2001 Stock Option Plan."

     THE EXECUTIVE PROGRAM. The company also maintains the Executive Program, the purpose of which is to attract and retain highly qualified members of senior management and to align the interests of such persons with the interests of the company's stockholders. Pursuant to the Executive Program, which is administered under and as part of the Option Plan, key members of senior management are eligible to receive incrementally vesting stock options. The Chief Executive Officer nominates participants and recommends grant awards. In addition to the factors outlined above, these recommendations are based on predetermined guidelines which take into account a potential grantee's salary and current management position. The recommendations are then considered and voted upon by the compensation committee. Stock options are to be granted under the Executive Program upon the recommendation of the compensation committee at approximately a three year interval (grants to newly hired key employees may be made earlier) and the options vest and become exercisable over the five years following the date of grant. By making large, infrequent grants of options and extending the vesting of such options over a five-year period, the company is able to provide senior management with a significant financial stake in the future success of the company while also creating a strong disincentive for such persons to leave the company's employ before the options fully vest. In 1994, options covering an aggregate of 1,140,000 shares of common stock were granted to 14 members of senior management and in March 1997, options covering an aggregate of 1,610,000 shares of common stock were granted to 28 members of senior management. These options vest at a rate of 20% per year on each of the first five annual anniversaries of the date of grant and expire ten years from the grant date. In March 1999, options covering an aggregate of 2,000,000 shares of common stock were granted to 46 members of Senior Management. The 1999 options do not begin to vest until the fourth anniversary of the date of grant, at which time the options will vest with respect to 60% of the shares subject thereto. These options will continue to vest at the rate of 20% per year on each of the fifth and sixth anniversaries of the date of grant. The 1999 options expire seven years from the grant date.

     EXECUTIVE OFFICER SALARIES. The Chief Executive Officer is authorized to extend an offer of employment to, and establish the salary of, an executive officer whose annual salary is equal to or less than $500,000. In the case of an executive officer whose annual salary will exceed $500,000, the hiring of such individual and the amount of compensation to be paid is subject to the approval of the board of directors. The company has never extended an offer of employment requiring such approval. After an executive officer has joined the company, depending on the relevant circumstances, increases in his or her salary are either as provided for in his or her employment agreement, approved by the Chief Executive Officer, or approved by the compensation committee or the board of directors.

     SMITH EMPLOYMENT AGREEMENT. In May 1999, the company entered into an employment agreement with James C. Smith which expires on December 31, 2001. Pursuant to this agreement, Mr. Smith is paid an annual base salary of not less than $920,700, plus an additional performance-based compensation payment in the event the company's Pretax Income increases by at least 5% from the prior year. See "Executive Compensation - Employment Agreements." Mr. Smith also was granted options to purchase an aggregate of 800,000 shares of common stock pursuant to the employment agreement. The terms of Mr. Smith's employment agreement were approved by the compensation committee, ratified by the board of directors and approved by the stockholders of the company at the 2000 annual meeting of stockholders. In its deliberations, the compensation committee considered, among other factors, Mr. Smith's continuing importance to the company's future growth and his leadership in guiding the exploration of new markets (and expanding current markets) in order to ensure that the company retains its preeminent position in the managed care industry.

     INTERNAL REVENUE CODE SECTION 162(m). As one of the factors in its review of compensation matters, the compensation committee considers the anticipated tax treatment to the company and to our executives of various payments and benefits. The deductibility of some types of compensation payments depends on various factors beyond the compensation committee's control including the timing of an executive's vesting or exercise of previously granted rights. Furthermore, interpretations of and changes in the tax laws and other factors beyond the compensation committee's control also affect the deductibility of compensation. For these and other reasons, the committee may, but will not necessarily, limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The compensation committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

     Respectfully submitted by the Compensation Committee,
                              Don Logan, Chairman
                                Robert S. Colman
                               Ronald H. Galowich
                                 David E. Simon

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1999, we extended loans to Edward L. Wristen, our then Executive Vice President and Chief Operating Officer of $435,245, Patrick G. Dills, our Executive Vice President, Sales of $522,294, and Joseph E. Whitters, our Vice President, Finance and Chief Financial Officer of $898,804, to enable them to exercise options to purchase shares of our common stock. In January 2000, we loaned Mr. Dills an additional $354,480 to enable him to exercise an option to purchase shares of our common stock. In March 2000, we loaned Mr. Smith, our President and Chief Executive Officer, $1,999,986 to enable him to exercise an option to purchase shares of our common stock. Each loan is secured by the common stock purchased by the executive upon exercise of the option, and our company has full recourse against the executive in the event of default. Each loan bears interest at the applicable federal rate for short-term obligations with semi-annual interest payments. The interest rate is adjusted on a semi-annual basis on June 30 and December 31 to the applicable federal rate as of the date of adjustment. Interest is payable semi-annually, and a minimum of 3% of the outstanding loan balance must be repaid annually. As of March 30, 2001, Mr. Wristen owed our company principal and interest in the amount of $708,402 under his loan and Mr. Dills, Mr. Whitters and Mr. Smith had repaid their loans in full.

     Trusts for the benefit of certain members of the Pritzker family beneficially own approximately 8.2% of our common stock. See "Stock Ownership
 -- Common Stock Ownership of Certain Beneficial Owners." In addition, other trusts for the benefit of certain members of the Pritzker family control Hyatt Corporation and other trusts for the benefit of certain members of the Pritzker family own, directly or indirectly, Marmon Holdings, Inc. As used herein, "Pritzker family" refers to the lineal descendants of Nicholas J. Pritzker, deceased. Thomas J. Pritzker, Chairman of the executive committee of our company's board, is the President of Hyatt Corporation. We provide claims administration, utilization management and preferred provider organization services to a benefit plan maintained by Hyatt Corporation. We also provide utilization review and preferred provider organization services to certain subsidiaries of Marmon Holdings. These services are performed under standardized service contracts, the terms of which are no less favorable to us than those obtainable from unaffiliated parties. During 2000, the aggregate fees paid to us by Hyatt Corporation were approximately $450,100 and by subsidiaries of Marmon Holdings were approximately $139,400.

     David E. Simon, one of our directors, is the Chief Executive Officer and a director of Simon Property Group, Inc. We provide managed care services (risk products) to Simon Property Group. These services are performed under a standardized service contract, the terms of which are no less favorable to us than those obtainable from unaffiliated parties. During 2000, the aggregate fees paid to us by Simon Property Group were approximately $367,700.

     We have invested funds on various occasions in Triton Container Investments, LLC, or TCI. In 2000, we made an investment of approximately $10,000,000 in TCI. TCI's manager is Triton Container International Limited, or Triton. One of the other investors in TCI is Rosemont Leasing, Inc. Trimont Leasing Partners owns intermodal cargo containers which are managed by Triton and leased to third parties. Trusts for the benefit of certain members of the Pritzker family and their relatives beneficially own approximately 90% of Triton, and trusts for the benefit of members of the Pritzker family indirectly own all of the capital stock of Rosemont Leasing. We have been advised that our investments in TCI have been made on the same basis as those made by Rosemont Leasing and other investors unrelated to us or Rosemont Leasing.

     Ronald H. Galowich, one of our directors, is the Chairman and Chief Executive Officer of Madison Information Technologies, Inc. In 2000, Madison Information Technologies provided various consulting services to our company. These services were performed under a standardized service agreement, the terms of which are no less favorable to us that those obtainable from unaffiliated parties. During 2000, we paid Madison Information Technologies $115,400 for these services.

                               PERFORMANCE GRAPH

     The graph below compares the five-year cumulative total stockholder return assuming the investment of $100 on December 31, 1995 in each of our company's common stock, the Nasdaq Health Services Index and the Nasdaq Total Return Index
(US). The comparisons in the graph below are not intended to forecast the possible future performance of our common stock.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                AMONG THE COMPANY'S COMMON STOCK, NASDAQ HEALTH
              SERVICES INDEX AND NASDAQ TOTAL RETURN INDEX (U.S.)
[PERFORMANCE GRAPH]

                                                                                                       TOTAL RETURN INDEX FOR THE
                                                                             NASDAQ HEALTH SERICES        NASDAQ STOCK MARKET
                                                 COMPANY COMMON STOCK                INDEX                       (U.S.)
                                                 --------------------        ---------------------     --------------------------
12/31/95                                                  100                         100                         100
12/31/96                                                   97                         100                         123
12/31/97                                                  118                         102                         151
12/31/98                                                   76                          87                         213
12/31/99                                                  124                          70                         395
12/31/00                                                  214                          96                         238

                 APPROVAL OF 2001 DIRECTORS' STOCK OPTION PLAN

     Our board of directors has adopted the 2001 Directors' Stock Option Plan and directed that it be submitted to our stockholders for their approval. The 2001 Directors' Stock Option Plan provides for the granting of options to purchase up to an aggregate of 250,000 shares of our common stock to members of our board of directors who are not also employees or officers of our company. This plan is attached as Exhibit A and is sometimes referred to below as the "Directors' Plan."

     The Directors' Plan is intended to replace our 1998 Directors' Stock Option Plan (the "1998 Directors' Plan") after all options available under that plan have been granted. The terms and conditions of the Directors' Plan are substantially similar to those of the 1998 Directors' Plan, which was approved by our stockholders in May 1998. The 1998 Directors' Plan provides for the granting of options to purchase up to 200,000 shares of common stock. As of March 30, 2001, options covering an aggregate of 175,600 shares of our common stock had been granted under the 1998 Directors' Plan, all of which are immediately exercisable, and 24,400 shares remained available for future option grants. The Directors' Plan will become effective upon the grant on May 22, 2001 of all of the remaining options under the 1998 Directors' Plan.

     The purpose of the Directors' Plan is to enhance our company's ability to:

     - align the interests of our directors and stockholders;

     - attract and retain highly qualified persons to serve as directors through discretionary and annual option grants; and

     - provide financial incentives to such directors to exert their best efforts on behalf of our company.

     If the Directors' Plan is approved by our stockholders, our compensation committee will be able to continue making discretionary and automatic annual grants to members of the board of directors.

     The following description of certain features of the Directors' Plan is qualified in its entirety by reference to the full text of the Directors' Plan:

     GENERAL; SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN. The Directors' Plan enables us to grant options to members of the board of directors who are not also employees or officers of our company. Seven directors are currently eligible to participate in the Directors' Plan, including all members of the compensation committee. Subject to adjustment for stock splits, mergers, reorganizations and similar events, the maximum number of shares of common stock that may be issued under the Directors' Plan is 250,000 shares. The board of directors may make appropriate adjustments to outstanding options including the number of shares subject to options and the exercise price to reflect stock dividends, stock splits and similar changes in our capitalization, recapitalizations, mergers, reorganizations, consolidations, or stock right distributions. If an option expires or terminates for any reason during the term of the Directors' Plan without having been exercised in full, the shares subject to the unexercised portion of that option will be available for issuance upon the exercise of future options granted under the Directors' Plan.

     ADMINISTRATION. The Directors' Plan will be administered by the compensation committee. Subject to orders or resolutions adopted by the board which are not inconsistent with provisions of the Directors' Plan, the compensation committee has the power to administer, construe, interpret and implement the Directors' Plan. The compensation committee currently consists of four members of our board of directors, none of whom are employees of our company. The current members of the compensation committee are Don Logan (Chairman), Robert S. Colman, Ronald H. Galowich and David E. Simon. The board of directors appoints the members of the compensation committee.

     GRANT OF OPTIONS. The Directors' Plan provides that each year on the date of the meeting of the board of directors immediately following the annual meeting of our stockholders (the "Grant Date"), each participant in the Directors' Plan will be granted an option to purchase 8,000 shares of common stock, subject to adjustment for stock splits, mergers, reorganizations and similar events. In addition, each year on the Grant Date (i) the Chairman of the Board (if he is a participant in the Directors' Plan) will be granted an option to purchase an additional 20,000 shares of our common stock, (ii) the Chairman of each of the audit committee and the compensation committee (provided they are participants in the Directors' Plan) will be granted an option to purchase an additional 2,000 shares of our common stock, and (iii) the Chairman of the executive committee (provided he is a participant in the Directors' Plan) will be granted an option to purchase an additional 12,000 shares of our common stock, in each case subject to adjustment for stock splits, mergers, reorganizations and similar events. In addition to directors serving on the board of directors on each Grant Date, the compensation committee is authorized to grant options to purchase a number of shares determined by the compensation committee on a discretionary basis to non-employee persons who are elected to our board of directors upon their election to the board. Options granted under the Directors' Plan are intended to be "nonstatutory options" and are not intended to be "incentive stock options" under Section 422 of the Code.

     EXERCISE PRICE. Each option granted under the Directors' Plan will have a per share exercise price equal to 100% of the "fair market value" (as defined in the Directors' Plan) of a share of our common stock on the date of grant. On March 30, 2001, the closing sale price of our common stock on the Nasdaq National Market was $43.875 per share. Neither the board nor the compensation committee may make any alteration or amendment to the options granted under the plan which would operate to reprice, replace, regrant through cancellation or lower the exercise price of a previously granted option without the approval of our company's stockholders, other than appropriate adjustments to account for stock splits, mergers, reorganizations and similar events.

     TERMS OF OPTIONS. Options granted pursuant to the Directors' Plan may have a term of up to ten years. The period during which an option is exercisable may be reduced as provided in the Directors' Plan in the event of termination of service as a director of our company or upon the retirement or death of the optionholder. See "Death, Disability, Retirement or Termination of Service" below.

     EXERCISE OF OPTIONS. Options granted pursuant to the Directors' Plan are exercisable in the installments and during the periods as may be fixed by the compensation committee at the time of grant. It is anticipated that these options will be immediately exercisable.

     Upon the exercise of an option, the optionee is required to make payment in full to the company of the exercise price (and any required tax withholding payment) (i) in cash or cash equivalent payment and/or (ii) with previously acquired shares of common stock or a combination of cash or cash equivalent and shares of common stock having an aggregate fair market value equal to the exercise price (and any required tax withholding payment).

     NON-ASSIGNABILITY OF OPTIONS. Options granted under the Directors' Plan will not be transferable other than (i) by will, (ii) pursuant to the laws of descent and distribution or (iii) to a "family member" pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Securities Exchange Act of 1934). In addition, the compensation committee may set forth in an option agreement that the option may be transferred by gift to a "family member." For these purposes, "family member" includes certain members of the family of an optionee or certain trusts for the benefit of such persons or partnerships or other entities in which such family members are holders of more then fifty percent of the voting interests. During the lifetime of an optionholder, options may be exercised only by the optionholder or by those persons to whom the option was transferred as specified above.

     DEATH, DISABILITY, RETIREMENT OR TERMINATION OF SERVICE. If an optionholder dies while serving as a director of the company or within two years after termination of service as a director of the company by virtue of retirement or of becoming disabled (or such shorter period as is specified in such optionholder's option agreement), an option held by such person may thereafter be exercised only to the extent it was exercisable at the time of death within the earlier of (i) two years after the date of death or (ii) the date of expiration of the option. The option may be exercised during the permitted period only by the person or persons to whom the optionholder's rights under the option passes by the optionholder's will or by the then applicable laws of descent and distribution.

     If an optionholder's service as a director of the company is terminated due to disability and the optionholder has served continuously from the date of grant, he may, within up to two years after the date of such termination (or such shorter period as is specified in such optionholder's option agreement) but before expiration of the original exercise period, purchase some or all of the shares with respect to which he was entitled to exercise the option immediately prior to such termination.

     In the case of an optionholder who has served continuously from the date of grant and whose service as a director of the company is terminated due to retirement, resignation, removal, failure to be nominated by the board of directors for re-election or failure to be re-elected by our stockholders, the optionholder may, within up to two years after the date of the termination but before the expiration of the original exercise period, acquire the shares subject to the option immediately prior to such termination. In the case of a termination "due to cause," all outstanding options of the optionee shall be cancelled as of the date such optionee is given notice of termination.

     RIGHTS AS A STOCKHOLDER. No person shall have any rights of a stockholder of the company as to shares of common stock subject to an option until such option is exercised and certificates representing such shares are received by the optionholder.

     AMENDMENT AND DISCONTINUANCE. The board of directors may at any time and from time to time, alter, suspend or discontinue the Directors' Plan without the approval of the company's stockholders, but may not, without the approval of the company's stockholders, make any alteration or amendment to the Directors' Plan which operates to increase the total number of shares reserved for purposes of the Directors' Plan, except for such adjustments as are permitted under the Directors' Plan.

     TERMINATION. The period during which options can be granted under the Directors' Plan will expire on May 22, 2011 unless earlier terminated by the board of directors. No amendment, discontinuance or termination of the Directors' Plan will have any effect on options then outstanding.

     MISCELLANEOUS. The Directors' Plan is not qualified under Section 401 of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     FEDERAL INCOME TAX CONSEQUENCES. Following is a brief summary of the principal federal income tax consequences of the grant and exercise of an option granted under the Directors' Plan and the subsequent disposition of shares acquired upon such exercise. This summary is not intended to be exhaustive and does not describe all federal, state, or local tax laws.

     No income is realized by an optionholder upon the grant of an option. Upon the exercise of an option, the amount by which the fair market value on the date of exercise of the shares of common stock received upon the exercise of the option exceeds the exercise price will be taxed as ordinary income to an optionholder, and the Company will be entitled to a deduction in an equal amount.

     Upon subsequent sales of option shares, an optionholder may realize short-term or long-term capital gain or loss, assuming such shares constitute capital assets in an optionholder's hands and depending upon the holding period of the shares and the date of exercise, measured by the difference between the selling price and the tax basis of the shares sold. The tax basis for this purpose will be the sum of the exercise price and the amount of ordinary income realized by the optionholder as a result of such exercise. The holding period for capital gain purposes begins on the day after the date of exercise of the option.

     If an option is exercised and payment is made by means of previously acquired shares, or previously acquired shares and cash, the optionholder recognizes no gain or loss with respect to the previously acquired shares. For the number of option shares received in exchange for the previously acquired shares, the optionholders' basis is the same as the optionholder's basis in the previously acquired shares. For the remaining option shares, the optionholder's basis is the amount of any additional cash paid by the optionholder and the ordinary income realized by the optionholder on the exercise of the option for Federal income tax purposes.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE DIRECTORS' PLAN.

                       APPROVAL OF 2001 STOCK OPTION PLAN

     Our board of directors has adopted the 2001 Stock Option Plan and directed that it be submitted to our stockholders for their approval. The 2001 Stock Option Plan provides for the granting of options to purchase up to an aggregate of 2,500,000 shares of our common stock to salaried officers and other key employees of, and consultants to, the company. This plan is attached as Exhibit B and is sometimes referred to below as the "Plan".

     The Plan is intended to replace our 2000 Stock Option Plan after all options available under that plan have been granted. The terms and conditions of the Plan are substantially similar to those of the 2000 Stock Option Plan, which was adopted by our board of directors in March 2000 and approved by our stockholders on May 16, 2000. The 2000 Stock Option Plan provides for the granting of options to purchase up to 1,000,000 shares of common stock. As of March 30, 2001, options covering an aggregate of 223,420 shares of common stock had been granted under the 2000 Stock Option Plan, and 776,580 shares remained available for future option grants. We currently anticipate granting options to purchase a significant number of shares of our common stock to members of our senior management under our Executive Program in late 2001 or early 2002. The Plan will become effective upon the grant of all of the remaining options under the 2000 Stock Option Plan.

     Under the Plan, we are permitted to make awards in the form of "incentive stock options" or "Incentive Options" as defined in Section 422 of the Code and stock options that are not intended to qualify under Section 422 of the Code or "Nonstatutory Options". The purpose of the Plan is to enhance our company's ability to:

     - attract and retain salaried officer, other key employees and consultants who are in a position to make significant contributions to the success of our company;

     - reward these individuals for these contributions by giving them an opportunity to own our common stock; and

     - encourage these individuals to take into account the long-term interests of our company and its stockholders through ownership of our common stock.

     Our board and our compensation committee believe that the grant of equity incentives is an essential component of compensation and is standard and expected in our industry. They also believe that option awards have played an important part in enabling the company to attract, retain and motivate employees in the extremely competitive, high growth industry in which we operate. The ability to continue to attract new employees and to retain current employees is a critical element in our strategy for future growth and our ability to attract and retain qualified employees could be impeded if sufficient equity incentives are not available in the future for grant under our plans. Our board of directors believes that additional shares will be required under our plans to enable us to continue realizing our equity incentive program's intended benefits. Accordingly, our board of directors recommends that stockholders approve the Plan.

     The following description of certain features of the Plan is qualified in its entirety by reference to the full text of the Plan:

     GENERAL; SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN. The Plan enables us to make awards of options to eligible employees and consultants of our company. Subject to adjustment for stock splits, mergers, reorganizations and similar events, the maximum number of shares of common stock that may be issued under the Plan is 2,500,000 shares and the aggregate maximum number of shares that may be issued to any single optionee pursuant to options granted under the Plan is 10% of the total number of shares that may be issued under the Plan.

     ADMINISTRATION. The compensation committee of the board of directors will administer the Plan. Subject to orders or resolutions adopted by the board which are not inconsistent with the provisions of the Plan, the compensation committee has the power to administer, construe, interpret and implement the Plan. The compensation committee selects the persons to whom options are to be granted, determines whether such options are to be Incentive Options or Nonstatutory Options, and determines the number of shares of common stock to be subject to each option. The compensation committee currently consists of four members of our board of directors, none of whom are employees of our company. The current members of the compensation committee are Don Logan (Chairman), Robert S. Colman, Ronald H. Galowich and David E. Simon. The board of directors appoints the members of the compensation committee.

     ELIGIBILITY. Salaried officers and other key employees of, and consultants to, the company (whether or not such persons are directors) are eligible to receive options under the Plan. No Incentive Option may be granted to a consultant. Furthermore, no Incentive Option may be granted to a salaried officer or key employee of the company who, at the time the option is granted, owns, directly or indirectly, shares of common stock possessing more than 10% of the total combined voting power of all classes of capital stock of the company, unless the option exercise price is at least 110% of the fair market value (as of the date of the grant) of the common stock subject to the option and the term of the option is limited to five years from the date of grant. We estimate that approximately 3,000 persons will be eligible to participate in the Plan.

     ADJUSTMENT FOR CHANGES IN CAPITALIZATION; CHANGE IN CONTROL. The compensation committee may make appropriate adjustments to the number of shares of our common stock that may be delivered under the Plan and to outstanding awards including number of shares subject to options and exercise price to reflect stock dividends, stock splits and similar changes in our capitalization, recapitalizations, mergers, reorganizations, consolidations or stock right distributions. The vesting of options shall accelerate in the event of a merger, reorganization, consolidation or other change in corporate structure where provision is not made for the continuation of the Plan and assumption of the options granted under that plan, or the substitution of substantially identical options of the surviving corporation, successor employer or a parent thereof.

     If an option expires, terminates or is forfeited for any reason during the term of the Plan without having been exercised in full, the shares subject to the unexercised portion of such option will be available for issuance upon the exercise of future options granted under the Plan.

     EXERCISE PRICE. Nonstatutory Options and Incentive Options granted under the Plan will have an exercise price of not less than 100% of the "fair market value" (as defined in the Plan) of a share of common stock on the date of grant. See "Eligibility" above for the minimum exercise price required in the case of certain Incentive Options. On March 30, 2001, the closing sale price of the common stock on the Nasdaq National Market was $43.875 per share. Neither the board nor the compensation committee may make any alteration or amendment to options granted under the plan which would operate to reprice, replace, regrant through cancellation or lower the exercise price of a previously granted option without the approval of our company's stockholders, other than appropriate adjustments to account for stock splits, mergers, reorganizations and similar events.

     TERMS OF OPTIONS. Options granted under the Plan may have a term of up to seven years, except for certain Incentive Options as described above under "Eligibility." The period during which an option is exercisable may be shortened as provided in the Plan in the event of termination of employment or upon the retirement or death of the optionholder. See "Death, Disability, Retirement or Termination of Employment" below.

     EXERCISE OF OPTIONS. Options granted under the Plan are exercisable in such installments and during such periods as may be fixed by the compensation committee at the time of grant. In the case of Incentive Options which are exercisable in more than one installment, the aggregate fair market value (determined at the time the option is granted) of the common stock with respect to which such Incentive Options are exercisable for the first time by any optionee during any calendar year may not exceed $100,000.

     Upon the exercise of an option, the optionee will be required to make payment in full to the company of the exercise price therefor (and any required tax withholding payment relative to Nonstatutory Options) (i) in cash or (ii) with previously acquired shares of common stock or a combination of cash and common stock having an aggregate fair market value equal to the exercise price (and any required tax withholding payment). The compensation committee may permit an optionholder to elect to pay the exercise price of an option by authorizing a third-party to sell shares of common stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

     NON-ASSIGNABILITY OF OPTIONS. Incentive Options will only be transferable by will and by the laws of descent and distribution. Nonstatutory Options will not be transferable other than (i) by will, (ii) pursuant to the laws of descent and distribution or (iii) to a "family member" pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Securities Exchange Act of 1934). In addition, the compensation committee may set forth in an option agreement evidencing an option that is not an Incentive Option that the option may be transferred by gift to a "family member." For these purposes "family member" includes certain members of the family of an optionee or certain trusts for the benefit of such persons or partnerships or other entities in which such family members are holders of more then fifty percent of the voting interests. During the lifetime of an optionholder, options may be exercised only by the optionholder or by those persons to whom the option was transferred as specified above.

     DEATH, DISABILITY, RETIREMENT OR TERMINATION OF EMPLOYMENT. If an optionholder dies while employed or retained as a consultant by the company or within two years of retirement from the company or of becoming disabled (or such shorter period as is specified in such optionholder's option agreement), options held by that person may be exercised within the earlier of two years after the date of death or the date of expiration of the option, but only to the extent the options were exercisable at the time of death, giving effect to any acceleration of vesting triggered by such death. The options may be exercised during the permitted period only by the person or persons to whom the optionholder's rights under the options pass by the optionholder's will or by the laws of descent and distribution.

     If an optionholder ceases to be an employee of, or consultant to, the company by virtue of disability, he may, within up to two years after the date of such termination (one year if the optionee intends that an Incentive Option qualify for treatment as an incentive stock option under the Code) (or such shorter period as is specified in such optionholder's option agreement) but before expiration of the original exercise period, purchase some or all of the shares with respect to which he was entitled to exercise the option immediately prior to such termination, giving effect to any acceleration of exercisability triggered by such disability.

     In the case of an optionholder whose employment or consulting arrangement is terminated other than by virtue of death or disability, such optionholder may, up to one year (or up to two years in the case of retirement) after the date of such termination not "due to cause" (as defined in the Plan) (three months if the optionee intends that an Incentive Option qualify for treatment as an incentive stock option under the Code) (or such shorter period as is specified in such optionholder's option agreement) but before the expiration of the original exercise period, acquire the shares subject to such option immediately prior to such termination, giving effect to any acceleration of exercisability triggered by such termination. In the case of a termination "due to cause", all outstanding options of the optionee shall be cancelled as of the date such optionee is given notice of termination.

     RIGHTS AS A STOCKHOLDER. No person shall have any rights of a stockholder of the company as to shares subject to an option until the option is exercised and certificates representing such shares are received by the optionholder.

     AMENDMENT AND DISCONTINUANCE. The board of directors may at any time and from time to time, alter, suspend or discontinue the Plan without the approval of our stockholders, but may not, without the approval of the company's stockholders, make any alteration or amendment to the Plan which operates to (a) increase the total number of shares reserved for purposes of the Plan, except for such adjustments as are permitted under the Plan, or (b) increase the total number of shares for which an option or options may be granted to any single employee or consultant.

     TERMINATION. The period during which options can be granted under the Plan expires in 2008 unless earlier terminated by the board of directors. No amendment, discontinuance or termination of the Plan will have any effect on options then outstanding.

     MISCELLANEOUS. The Plan is not qualified under Section 401 of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     FEDERAL INCOME TAX CONSEQUENCES. Following is a brief summary of the principal federal income tax consequences of the grant and exercise of options granted under the Plan and the subsequent disposition of shares acquired upon such exercise. This summary is not intended to be exhaustive and does not describe all federal, state, or local tax laws.

     TAXATION OF INCENTIVE OPTIONS. An optionee does not generally recognize taxable income upon the grant or upon the exercise of Incentive Options. Upon the sale of Incentive Option shares, the Optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the Incentive Option shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the optionee: (i) has not disposed of the stock within two years after the date of the grant of the Incentive Option, (ii) has held the stock for at least one year after the date of exercise and (iii) has continuously remained in the employ of the company from the date of grant until three months before exercise (expanded to 12 months if the employment has ceased as a result of total and permanent disability). The employment and holding period requirements are waived when an employee/optionee dies.

     The exercise of an Incentive Option may, depending upon the number of Incentive Options exercised and upon other factors unique to the optionee's individual income tax situation, trigger liability for the alternative minimum tax because the optionee must include in any alternative minimum taxable income the amount by which the exercise price is exceeded by the fair market value of the common stock at the time the Incentive Option is exercised.

     The company does not receive a federal income tax deduction when an employee exercises an Incentive Option or sells Incentive Option shares if the employee: (i) has held the stock for at least one year after the date of exercise, and (ii) has held the stock for at least two years after the date of the grant of the Incentive Option.

     If an optionee makes a disqualifying disposition of Incentive Option shares (i.e., sells Incentive Option shares before having held it for at least one year after the date of exercise and two years after the date of grant), the optionee recognizes ordinary income to the extent of the lesser of (i) the difference between the disposition price and the exercise price or (ii) the difference between the exercise price and the fair market value of the stock on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee holds the Incentive Option shares prior to disposing of it in a disqualifying disposition. In the year of a disqualifying disposition, the company receives a federal income tax deduction in an amount equal to the ordinary income which the optionee recognizes as a result of the disqualifying disposition.

     TAXATION OF NONSTATUTORY OPTIONS. Generally, an optionee does not realize taxable income upon the grant of a Nonstatutory Option (if such option does not have a readily ascertainable fair market value). Upon the exercise of such a Nonstatutory Option, the optionee recognizes ordinary income to the extent the fair market value of the Nonstatutory Option shares on the date of exercise exceeds the exercise price. The company receives an income tax deduction in an amount equal to the ordinary income which the optionee recognizes upon the exercise of the Nonstatutory Options.

     If an optionee sells shares of Nonstatutory Option shares, assuming such shares constitute capital assets in the optionee's hands, the optionee recognizes capital gain income to the extent the sales proceeds exceed the fair market value of the Nonstatutory Option shares on the date of exercise. The capital gains will be short-term or long-term depending upon the holding period of the Nonstatutory Option shares.

     PAYMENT OF OPTION PRICE IN SHARES. If an option (whether Incentive or Nonstatutory) is exercised and payment is made by means of previously acquired shares, or previously acquired shares and cash, there is no gain or loss recognized by the optionholder with respect to the previously acquired shares. For the number of option shares received in exchange for the previously acquired shares, the optionholder's basis is the same as the optionholder's basis in the previously acquired shares. For the remaining option shares, the optionholder's basis is the amount of any additional cash paid by the optionholder and, in the case of a Nonstatutory Option, the ordinary income realized by the optionholder on the exercise of the option for Federal income tax purposes.

     Exercising a Nonstatutory Option with shares which were originally acquired on the exercise of an Incentive Option will not constitute a "disqualifying disposition" of such previously held shares. If, however, the new shares are not held for the balance of the Required Holding Periods (described above), there will be a disqualifying disposition for Federal income tax purposes, resulting in recognition of ordinary income to the optionholder in an amount equal to the excess of the fair market value over the option price at the time such shares of Incentive Option shares were originally acquired (but not in excess of the optionholder's gain). However, exercising an Incentive Option with shares acquired on the exercise of an Incentive Option will constitute a disqualifying disposition of such previously acquired shares if the one- and two-year Required Holding Periods (described above) have not been met before such exercise.

     LIMITATIONS ON DEDUCTIBILITY OF COMPENSATION. Section 162(m) limits the deductibility (under certain circumstances) of the compensation paid by the company to its Chief Executive Officer and the four most highly compensated employees of the company (other than the Chief Executive Officer) at the end of the company's taxable year that exceeds $1,000,000 annually. Section 162(m) and the regulations issued thereunder provide certain exclusions from the amounts included under the $1,000,000 limitation, including compensation that is "qualified performance-based compensation" within the meaning of the regulations. The Plan is generally intended to satisfy the requirements set forth in the regulations with respect to "qualified performance-based compensation" with respect to Nonstatutory Options that are exercisable at an exercise price of not less than 100% of the price of a share of common stock on the date of grant and with respect to Incentive Options, because such options are exercisable at an exercise price of 100% of the price of a share of common stock on the date of grant. If the exercise price of an option is less than 100% of the price of a share of common stock on the date of grant, the compensatory element of such Nonstatutory Option would generally not constitute "qualified performance-based compensation."

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PLAN.

OTHER INFORMATION

     As of March 30, 2001, we had outstanding options to purchase 6,273,660 shares of our common stock at a weighted average exercise price of $20.63 with an average weighted term to expiration of 5 years. Additionally, as of March 30, 2001, we had 859,793 shares available for grant under our existing option plans. 65,000 of these options have a ten year term. The remaining have a seven year term.

              APPROVAL OF PERFORMANCE-BASED COMPENSATION PROVISION

     As described under "Executive Compensation -- Employment Agreements," earlier this year we entered into a new employment agreement with Edward L. Wristen, who has served as our President since January 2001 and as our Chief Operating Officer since 1998, providing for Mr. Wristen's continued service through December 31, 2003. Section 162(m) of the Code eliminates the deductibility of compensation over $1,000,000 paid to certain executive officers in any year unless, among other things, the stockholders have approved such compensation. In order to satisfy this criteria, the board of directors is submitting the performance-based compensation provision of Mr. Wristen's employment agreement for approval by our stockholders.

     The full text of the performance-based compensation provision is set forth below:

          "Additional Compensation. Subject to receipt of stockholder approval, as soon as practicable after the end of each fiscal year of the Company during the term of this Agreement and commencing with the year ending December 31, 2002, the Company's Pretax Income for such fiscal year (as determined in accordance with generally accepted accounting principles) will be compared to the Company's Pretax Income for the immediately preceding fiscal year (Threshold Year). If Pretax Income has increased by 5% or more for the year, the resulting percentage increase (rounded to the nearest whole number) will be used to determine any Additional Compensation payable to Employee in accordance with the following table:

                                         ADDITIONAL COMPENSATION FACTOR
      PRETAX INCOME INCREASE          (AS % OF THRESHOLD YEAR BASE SALARY)
      ----------------------          ------------------------------------
5%-9%.............................                   25%-49%
10%-19%...........................                   50%-74%
20%-29%...........................                   75%-99%
30%-39%...........................                 100%-124%
40%-49%...........................                 125%-149%
50% and above.....................                      150%

     In example, if Base Salary equals $600,000 and the Pretax Income increases 7%, Employee will receive $210,000 or 35% of Threshold Year Salary in additional compensation (the relative incremental difference between 25% and 49%).

     If a merger, acquisition, accounting pronouncement or other unusual financial event of the Company causes a material change to the Pretax Income for any year, Employee and Company agree that for the purpose of this Agreement only, Pretax Income will not include the unusual event and/or will be modified to neutralize the financial effect of the event."

     The performance-based compensation provision begins with fiscal year 2002. For fiscal year 2001, Mr. Wristen will be eligible to participate in our company's 2001 Senior Management Incentive Plan at an enhanced level.

     The board believes that the performance-based compensation provision, as a component of the entire compensation package contained in Mr. Wristen's employment agreement (including the related stock option grants described under "Approval of Stock Option Grants"), is in the best interests of the company and our stockholders. In approving this agreement, the board and the compensation committee took into account, among other things, Mr. Wristen's substantial contributions to our company in the course of its growth since he first became an Executive Vice President of our company in 1992 and the desirability of obtaining

Mr. Wristen's commitment with respect to future projects of our company, including possibly becoming the Chief Executive Officer of our company upon the retirement of our current Chief Executive Officer.

     If the performance-based compensation provision is not approved by our stockholders, then no compensation will be paid to Mr. Wristen under such provision. However, in such event, we intend to negotiate with Mr. Wristen to attempt to reach a mutually acceptable alternative to such provision which may also be subject to stockholder approval at a later date.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PERFORMANCE-BASED COMPENSATION PROVISION.

                        APPROVAL OF STOCK OPTION GRANTS

     In connection with the execution of his new employment agreement, Mr. Wristen was granted an option to purchase 100,000 shares of our common stock at an exercise price of $40.9375 per share (the "$40.9375 Option"), an option to purchase 100,000 shares of our common stock at an exercise price of $42.9844 per share (the "$42.9844 Option"), an option to purchase 100,000 shares of our common stock at an exercise price of $45.0313 per share (the "$45.0313 Option") and an option to purchase 100,000 shares of our common stock at an exercise price of $47.0781 per share (the "$47.0781 Option"; and collectively with the $40.9375 Option, the $42.9844 Option and the $45.0313 Option, the
"Options"). See "Executive Compensation -- Employment Agreements." The exercise price of the $40.9375 Option, the $42.9844 Option, the $45.0313 Option and the $47.0781 Option equal 100%, 105%, 110% and 115%, respectively, of the closing price of our common stock on the Nasdaq National Market on March 20, 2001, the date on which such options were granted. Mr. Wristen will not receive any benefit from exercising the Options unless subsequent to the date on which each Option becomes exercisable the market price of our common stock exceeds the exercise price of such Option. The closing sale price of our common stock on March 30, 2001 was $43.875 per share.

     We believe that the retention of the services of Mr. Wristen as President and Chief Operating Officer will enable us to maintain our preeminent position in the managed care industry. We further believe that the grant of the Options is an integral part of the new employment agreement for Mr. Wristen, as well as for us, as the Options are a strong incentive to maximize our company's potential. The fact that Mr. Wristen was very interested in receiving the Options, a majority of which had an exercise price which was greater than the fair market value of our common stock on the date of grant, underlines his confidence in the future of our business and his belief in such potential.

     The $40.9375 Option is exercisable, in whole or in part, beginning on March 20, 2002 and ending on March 20, 2008. The $42.9844 Option is exercisable, in whole or in part, beginning on March 20, 2003 and ending on March 20, 2008. The $45.0313 Option is exercisable, in whole or in part, beginning on March 20, 2004 and ending on March 20, 2008. The $47.0781 Option is exercisable, in whole or in part, beginning on March 20, 2005 and ending on March 20, 2008. All Options granted to Mr. Wristen have a seven year term. In the event (a) we enter into any agreement providing for (i) the sale of all or substantially all of our assets or (ii) a merger, consolidation or reorganization which would result in the stockholders of the company immediately prior to such transaction owning less than 50% of the surviving corporation, (b) Mr. Wristen's employment is terminated by us without cause or (c) Mr. Wristen dies, becomes incapacitated or his employment is terminated by voluntary, not for cause reasons as allowed under his employment agreement, the Options will become exercisable in full without regard to any vesting limitations. The number of shares to be issued under and the exercise price of the Options are subject to adjustment, in accordance with the terms of the Options, to reflect stock dividends, stock splits, recapitalizations, mergers, reorganizations, sale of assets and other similar transactions effected by the company prior to the exercise, expiration or termination of the Options.

     Upon the exercise of an Option, Mr. Wristen is required to make payment in full to the company of the exercise price therefor, (i) in cash or (ii) with previously acquired shares of our common stock or (iii) a combination of cash and shares of our common stock having an aggregate fair market value equal to the exercise price, in each case, at Mr. Wristen's option, together with any required tax withholding payments.

     The Options are not transferable or assignable by Mr. Wristen other than by will or by the laws of descent and distribution and are exercisable during his lifetime only by Mr. Wristen. Following the death of Mr. Wristen, Mr. Wristen's legal representative may for two years following the death (but before termination of the exercise period), exercise such Option.

     The Options are intended to be Incentive Options to the extent permitted by the Code, and nonstatutory options to the extent not so permitted. No income was recognized by Mr. Wristen for federal income tax purposes on the date the Options were granted. Upon exercise of a nonstatutory option, Mr. Wristen will be required to recognize ordinary income, and we will be entitled to a corresponding deduction as compensation paid, in an amount equal to the difference between the aggregate exercise price paid by Mr. Wristen and the then current market value of the shares acquired. Section 162(m) of the Code eliminates the deductibility of compensation over $1,000,000 paid to certain executive officers in any year unless, among other things, the stockholders have approved such compensation. If the Options are approved by our stockholders, such Options should be exempt from the limitations of Section 162(m) of the Code. When the incentive stock options are exercised, no income will be recognized for federal income tax purposes by Mr. Wristen, and no deduction will be available to our company. The incentive stock options will be taxed as nonstatutory options, however, if Mr. Wristen sells the shares acquired upon exercise of the incentive stock options within one year after exercise or two years after the date of grant.

     Because (i) no optionee may be granted options to purchase more than ten percent of the shares of common stock subject to our Stock Option Plan and (ii) the grant of the Options under our Stock Option Plan would have resulted in Mr. Wristen receiving options in excess of such limitation, the Options were granted outside of our Stock Option Plan. The Company has agreed to effect the registration under the Securities Act of the shares of common stock underlying Options.

     The board of directors is submitting the Options for approval by our stockholders in order to satisfy the provisions of Section 162(m) of the Code and the requirements of Nasdaq. Amounts includable in income upon the exercise of an option are excluded from the deduction limitations on compensation paid under Code Section 162(m) if, among other things, the material terms of the option are disclosed to and approved by the stockholders prior to exercise of the option. Accordingly, the board of directors is submitting the Options for the requisite approval by our company's stockholders. In addition, under the rules of the National Association of Securities Dealers, Inc., stockholder approval is required to be obtained with respect to the Options.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE
OPTIONS.

                                    AUDITORS

     Our company has engaged Deloitte & Touche LLP to audit the company's financial statements for fiscal 2001. Deloitte & Touche LLP audited the company's financial statements for fiscal 2000, and the decision to retain Deloitte & Touche LLP was approved by the audit committee and our board of directors.

     A representative of Deloitte & Touche LLP is expected to attend the annual meeting, where he or she will have the opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

                      2002 ANNUAL MEETING OF STOCKHOLDERS

     The 2002 annual meeting of stockholders is currently anticipated to be held on or about May 21, 2002. Any proposals of stockholders intended to be personally presented at the 2002 annual meeting must be received by the Secretary of our company for inclusion in our proxy statement and form of proxy no later than December 21, 2001.

                                                                         ANNEX A

                    FIRST HEALTH GROUP CORP. ("CORPORATION")

                            AUDIT COMMITTEE CHARTER

     The Audit Committee is appointed by the Board of Directors ("Board") to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Corporation and other such duties as directed by the Board.

     The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with prior accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the Independent Director requirements as set forth in the Audit Committee Standards of the Nasdaq Stock Market, Inc. ("NASD"), as may be amended over time. An Outside Director appointed by the Board shall chair the Audit Committee. He or she shall be responsible for leadership of the Committee, including reviewing the agenda, presiding over the meetings, making Committee assignments and reporting to the Board. The chairperson will also maintain regular liaison with the management of the Corporation and the lead independent audit partner.

     The Committee is empowered to investigate any matter relating to the Corporation's accounting, auditing, internal control or financial reporting practices, brought to its attention, with full power to retain outside counsel or other experts for this purpose. In carrying out these responsibilities, the Committee shall have full and free access to the independent public accountants, the general counsel, any of the Corporation's non-employee attorneys and advisors, and executive and financial management in scheduled joint sessions or private meetings. Similarly, the Corporation's independent public accountants, general counsel, and executive and financial management will have full and free access to the Committee and to the Board of Directors and each is responsible for bringing before this Committee or its Chair in a timely manner any matter he/she feels appropriate to the discharge of the Committee's responsibility.

     The Audit Committee will reassess the Charter annually and present it to the Board for their formal review and approval. The Audit Committee will prepare and publish an annual statement in the Corporation's proxy statement to stockholders regarding the Audit Committee's activities. The Audit Committee Charter will be published in the Corporation's proxy statement to stockholders at least once every three years. In addition, the Audit Committee will include in the proxy statement a summary of the audit and all other aggregate fees paid to the auditors, and its statement whether it has considered whether the provision of non-audit services is compatible with maintaining auditor independence.

     The function of the Audit Committee shall be to advise management and to exercise the following powers and duties with respect to the following matters involving the Corporation and, unless otherwise specified, any of its direct or indirect subsidiaries:

           1. Review First Health Group Corp.'s annual financial statements, annual reports, registration statements, and material amendments to any of them, as filed with the U.S. Securities and Exchange Commission. Such review shall include consideration of the quality of the Corporation's accounting principles as applied in its financial reporting, including a review of particular sensitive accounting estimates, reserves and accruals, judgment areas and other such inquires as the Committee shall deem appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Corporation's audited financial statements in the Corporation's Annual Report on Form 10-K.

           2. Review with management and the independent public accountant the quarterly financial information prior to the Corporation's filing of Form 10-Q. This review may be performed by the Committee or its Chairperson.

           3. Receive reports outlining the Corporation's programs for compliance with the financial disclosure requirements of applicable law and make recommendations to the Board as appropriate.

           4. Review the auditing of the Corporation's accounts with the independent public accountant, including their plan, scope, coverage and the results of their auditing engagements. In addition, review with the independent public accountant any significant findings and recommendations together with management's responses thereto.

           5. Recommend to the Board the independent public accountant to be selected or retained to audit the financial statements of the Corporation. In so doing, the Committee will request from the public accountant a written affirmation that they are in fact independent, discuss with the public accountant any relationships that may impact the auditor's independence, and recommend to the Board any actions necessary to oversee the public accountant's independence. The independent public accountant is ultimately accountable to the Board of Directors and the Audit Committee, as representatives of shareholders.

           6. Receive reports outlining the Corporation's processes to maintain an adequate system of internal controls and make recommendations to the Board as appropriate. Review with management and the independent public accountant, significant financial risk and exposures facing the Corporation, and assess management's steps to minimize them.

           7. As the Corporation develops its internal audit capabilities, the Committee will receive reports from management prepared by the internal auditing division along with management's comments, and make recommendations to the Board as appropriate.

           8. Receive reports outlining the Corporation's compliance with its Code of Conduct and make recommendations to the Board as appropriate.

           9. Receive reports outlining the policies and procedures with respect to the expenses reported by the executive officers of First Health Group Corp. and its direct subsidiaries and make recommendations to the Board as appropriate.

          10. Discuss with management the status of pending litigation, taxation matters and other areas of oversight to the legal and regulatory compliance area, as may be appropriate.

          11. Make all required disclosures in the proxy statement.

          12. Perform such other duties and responsibilities as may be assigned to the Audit Committee by the Board.

The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same quality as the audit performed by the independent accountants. Further, it is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Corporation's Code of Conduct. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                       EXHIBIT A

                            FIRST HEALTH GROUP CORP.

                       2001 DIRECTORS' STOCK OPTION PLAN

     1. Purpose. The purpose of this Plan is to aid First Health Group Corp. (the "Corporation"), in securing individuals to serve on its Board of Directors, and to provide financial incentives to such directors to exert their best efforts on behalf of the Corporation.

     2. Administration.

          (a) A Stock Option Committee (the "Committee") of two or more persons shall be appointed by the Board of Directors from time to time to serve at the pleasure of the Board of Directors with full power and authority, subject to such orders or resolutions not inconsistent with the provisions of this Plan as may from time to time be issued or adopted by the Board of Directors, to interpret the provisions and supervise the administration of this Plan. Each member of the Committee shall be a "Non-Employee Director" as determined under Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b) In accordance with the provisions of this Plan and subject to Board approval, the Committee shall administer this Plan in accordance with the criteria set forth herein in a manner consistent with Rule 16b-3(d), or any successor rule hereafter promulgated under the Exchange Act. Subject to the express provisions of this Plan, the Committee shall have authority to adopt administrative regulations and procedures which are consistent with the terms of this Plan; to adopt and amend option agreements (each, an "Option Agreement") as they deem advisable; to determine, upon Board approval, the terms and provisions of such Option Agreements (except with respect to the number of shares covered by an option granted to an optionee, the date of grant, the option period and the option price); and, subject to the provisions hereof, to construe and interpret such Option Agreements; to impose such limitations and restrictions as are deemed necessary or advisable by counsel for the Corporation so that compliance with the Federal securities and tax laws and with the securities laws of the various states may be assured; and to make all other determinations necessary or advisable for administering this Plan. The Committee may designate any officers or employees of the Corporation to assist the Committee in the administration of this Plan and to execute documents on its behalf, and the Committee may delegate to them such other ministerial and limited discretionary duties as it sees fit. All determinations and selections made by the Committee shall be by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

          (c) Each option shall be evidenced by a written instrument duly executed by the Corporation and optionee which shall contain such terms and conditions not inconsistent with this Plan as the Committee, with the approval of counsel for the Corporation, shall determine; provided, however, that such terms need not be identical as between any two agreements.

          (d) All decisions made by the Board of Directors pursuant to the provisions of this Plan and all determinations and selections made by the Committee pursuant to such provisions and related orders or resolutions of the Board of Directors shall be final and conclusive.

     3. Eligibility and Participation. The group of persons eligible to receive options shall consist of the Chairman of the Board if he is not also an employee or an officer of the Corporation and members of the Board of Directors of the Corporation who are not also employees or officers of the Corporation.

     4. Shares Subject to the Plan. The stock subject to the Plan shall be shares of the Corporation's authorized common stock, $.01 par value per share (the "Common Stock"), and may be authorized but unissued shares or treasury shares, as the Board of Directors may from time to time determine in its sole discretion. Subject to adjustment as provided in paragraph 11 hereof, the aggregate number of shares of Common Stock to be delivered upon exercise of all options granted pursuant hereto shall not exceed 250,000.

If an option expires or terminates for any reason during the term of the Plan and prior to the exercise thereof in full, the shares subject to, but not delivered under, such option shall, except as hereinafter provided, be available for options thereafter granted.

     5. Grant of Options.

          (a) The Chairman of the Board, if he is not an employee or officer of the Corporation, and each director who is not also an employee or officer of the Corporation shall, each year on the date of the Board meeting immediately following the Annual Meeting of Stockholders of the Corporation (the "Grant Date"), be granted an option to purchase 8,000 shares of Common Stock, subject to adjustment as provided in paragraph 11 hereof. In addition to the foregoing, each year on the Grant Date (i) the Chairman of the Board, if he is not an employee or officer of the Corporation, shall be granted an option to purchase an additional 20,000 shares of Common Stock,
     (ii) the Chairman of the Audit Committee and the Compensation Committee, if not also an employee or officer of the Corporation, shall each be granted an option to purchase an additional 2,000 shares of Common Stock, and (iii) the Chairman of the Executive Committee, if not also an employee or officer of the Corporation, shall be granted an option to purchase an additional 12,000 shares of Common Stock, in each case subject to adjustment as provided in paragraph 11 hereof.

          (b) The Committee is authorized to grant options to purchase a number of shares of Common Stock determined by the Committee on a discretionary basis to non-employee directors upon their election to the Board.

          (c) Notice of the grant of options under this Plan shall be given to each optionee to whom an option is so granted within a reasonable time after the date of such grant.

     6. Options to be Granted. Options granted under this Plan are intended to be "nonstatutory options" and are not intended to be "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     7. Option Price; Fair Market Value. Options granted hereunder shall have a per share exercise price of 100% of the "fair market value" of a share of Common Stock on (i) the Grant Date in the case of options granted under Section 5(a) or
(ii) the date of grant in the case of options granted under Section 5(b). Other than adjustments pursuant to Section 11 hereof, neither the Board of Directors nor the Committee shall make any alteration or amendment to any options granted hereunder which operates to reprice, replace, regrant through cancellation or lower the exercise price of a previously granted option without the approval of the Corporation's stockholders.

     For purposes of this Plan, "fair market value" of a share of Common Stock shall mean: (i) if the Common Stock is traded on a national stock exchange on the Grant Date of such option, fair market value shall be the closing price reported by the applicable composite transactions report on such day, or if the Common Stock is not traded on such date, the mean between the closing bid-and-asked prices thereof on such exchange; (ii) if the Common Stock is traded over-the-counter and is classified as a national market issue on the Grant Date of such option, fair market value shall be the last reported transaction price quoted by the NASDAQ on that day; (iii) if the Common Stock is traded over-the-counter and is not classified as a national market issue on the Grant Date of such option, fair market value shall be the mean between the last representative bid-and-asked prices quoted by the NASDAQ on that day; or (iv) if none of the foregoing provisions is applicable, fair market value shall be determined by the Committee in good faith on such basis as it deems appropriate. In all cases, the determination of fair market value shall be binding and conclusive on all persons.

     8. Term and Exercise of Options.

          (a) Options shall be exercisable in such installments and at such times as may be fixed by the Committee at the time of grant, but no option shall be exercisable after the expiration of ten years from the date of grant of such option; provided, however, that by a resolution adopted after an option is granted, the Committee may, subject to Board approval, accelerate the time at which such option or any portion thereof may be exercised.

          Unless otherwise provided in the Option Agreement, an option granted under this Plan may be exercised in whole or in part; provided, however, that the Corporation shall not be required to issue fractional shares.

          (b) No option shall be granted hereunder and no option granted hereunder shall be exercisable, unless, at the time of any grant or exercise of an option, such grant or exercise is in full compliance with all Federal and state securities laws. Upon the exercise of an option, the optionee shall be required to make payment in full to the Corporation of the exercise price therefor (and any required tax withholding payment) (i) in cash or cash equivalent payment, and/or (ii) with previously acquired shares of Common Stock or a combination of cash or cash equivalent and shares of Common Stock having an aggregate fair market value equal to the purchase price (and any required tax withholding payment). As a condition to the exercise of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased for investment purposes only and without any present intention to sell or distribute such shares of Common Stock. Purchase of the shares of Common Stock shall be accompanied by a written request for the shares of Common Stock purchased with such payment and written request to be made to the Secretary of the Corporation. No holder of any option, or such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares of Common Stock subject to such option unless and until such person has received a certificate or certificates therefor. If, on the date on which any option granted hereunder is exercised, a registration statement relating to the shares of Common Stock issuable pursuant to this Plan is not in effect, the certificate evidencing shares of Common Stock acquired upon exercise of such option shall contain upon its face, or on the reverse thereof, the following legend:

        "These shares have not been registered under the Securities Act of 1933, as amended, or under any applicable state law. They may not be offered for sale, sold, transferred, or pledged without (1) registration under the Securities Act of 1933, as amended, and any applicable state law, or
        (2) an opinion (satisfactory to the corporation) that registration is not required."

          (c) The proceeds received by the Corporation from the sale of shares of Common Stock subject to an option are to be added to the general funds of the Corporation and used for general business purposes as the Board of Directors shall, in its sole discretion, determine.

     9. Transferability of Options. No option shall be transferable by an optionholder other than by will or by the laws of descent and distribution or to a "family member" pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act). Notwithstanding the foregoing sentence, the Committee may set forth in an Option Agreement evidencing an option that the option may be transferred by gift to a "family member" of the optionholder. For purposes of this paragraph 9, "family member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the optionholder's household (other than as a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the optionholder) control the management of assets, and any other entity in which these persons (or the optionholder) own more than fifty percent of the voting interests. During the lifetime of the optionholder, an option may be exercised only by the optionholder or by persons to whom the option was transferred as specified above.

     10. Death, Disability, Retirement or Termination of Directorship. Any option, the exercise period of which has not theretofore expired, shall terminate at the time of an optionee's death, the optionee's disability or the termination of an optionee's service as a director of the Corporation, and no shares of Common Stock may thereafter be delivered upon the exercise of such option except as set forth below:

          (a) In the case of any optionee who has served as a director continuously from the date of grant to the date of termination due to disability (as defined in Section 22(e) (3) of the Code), such optionee may, within two years (or such shorter period of time as is specified in the Option Agreement) after the date of such termination but before the expiration of the original exercise period, purchase some or all of the shares of Common Stock subject to an option outstanding immediately prior to such termination, to the extent the optionee was then entitled to exercise such option immediately prior thereto;

          (b) Upon the death of any optionee while serving as a director or of any disabled or retired director within two years of termination of service as a director (or such shorter period of time as is specified in the Option Agreement), the person or persons to whom such optionee's rights under the option are transferred by will or the laws of descent and distribution may within two years after the date of death, but before the expiration of the original exercise period, purchase some or all of the shares of Common Stock subject to an option outstanding immediately prior to such date of death, to the extent the optionee was then entitled to exercise such option immediately prior thereto; and

          (c) In the case of any optionee who has been a director continuously from the date of grant to the date of termination of service as a director and whose position as a director is terminated due to retirement, resignation, removal, failure to be nominated by the Board of Directors for re-election or failure to be re-elected by the stockholders of the Corporation, such optionee may, within two years after the date of any such termination not "due to cause" (or such shorter period of time as is specified in the Option Agreement) but before the expiration of the original exercise period, purchase some or all of the shares of Common Stock subject to an option outstanding immediately prior to such retirement, resignation or termination, to the extent the optionee was then entitled to exercise such option immediately prior to retirement, resignation or termination; provided, however, in the case of a termination "due to cause", all outstanding options of the optionee shall be cancelled and terminated as of the date on which such optionee is given notice of termination. For purposes of this Plan, termination "due to cause" shall mean, in the reasonable belief of the Committee, the breach of a duty of loyalty to the Corporation or its stockholders or the commission of fraud, embezzlement or theft against the Corporation, employees of the Corporation or a customer or business associate of the Corporation.

     11. Changes in Common Stock. In the event that, prior to the delivery by the Corporation of all of the shares of Common Stock which may be delivered hereunder and after the effective date of the Plan, there shall be any change in the outstanding Common Stock of the Corporation by reason of any recapitalization, merger, reorganization, consolidation, split-up, stock dividend or stock right distribution, the number and kind of shares deliverable hereunder and the option price, etc. shall be adjusted (but without regard to fractions) in a fair and equitable manner by the Board of Directors of the Company, whose determination in each case shall be conclusive and binding on the Corporation and the optionee and such optionee's legal representative.

     12. Rights as a Stockholder. No person participating in this Plan shall have any rights of a stockholder of the Company as to shares of Common Stock subject to an option until such option is exercised and certificates representing such shares of Common Stock are received by such optionee.

     13. Implied Consent of Participants. Every optionee, by acceptance of an option under this Plan, shall be deemed to have consented to be bound, on such optionee's own behalf and on behalf of such optionee's heirs, assigns and legal representatives, by all of the terms and conditions of this Plan.

     14. The Corporation's Responsibility. All expenses of this Plan, including the cost of maintaining records hereunder, shall be borne by the Corporation. The Corporation shall have no responsibility or liability (other than under applicable securities laws) for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of shares under the terms of this Plan, so long as the Corporation acts in good faith.

     15. Amendment and Discontinuance. The Board of Directors may alter, suspend, or discontinue this Plan at any time and from time to time, without obtaining the approval of the Corporation's stockholders, but may not, without the approval of the Corporation's stockholders, make any alteration or amendment thereof which operates to increase the total number of shares of Common Stock for which an option or options may be granted under the Plan, other than adjustments pursuant to Section 11 hereof. No amendment to or termination of this Plan shall affect outstanding options theretofore granted under this Plan, and such options shall remain in full force and effect as if this Plan had not been amended or terminated.

     16. Effective Date. This Plan shall be effective as of May 22, 2001.

     17. Termination. The period during which options may be granted under this Plan expires on May 22, 2011 unless this Plan is terminated by the Board of Directors prior to such date.

                                                                       EXHIBIT B

                            FIRST HEALTH GROUP CORP.

                             2001 STOCK OPTION PLAN

     1. Purpose. The purpose of the 2001 Stock Option Plan (the "Plan") is to aid First Health Group Corp. and its subsidiaries (collectively, the "Company"), in securing and retaining salaried officers and other key employees and consultants and to motivate such persons to exert their best efforts on behalf of the Company. In addition, the Company expects that it will benefit from the added interest which the respective optionees will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

     2. Administration.

          (a) The Compensation Committee (the "Committee") of the Board of Directors (the "Board") which shall at all times be comprised of two or more directors, appointed by the Board from time to time to serve at the pleasure of the Board shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board, to interpret the provisions and supervise the administration of the Plan. Each member of the Committee shall be (i) a "Non-Employee Director" as determined under Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) an outside director as determined under Treasury Regulation 26, CFR Section 1.162-27(e)(3).

          (b) In accordance with the provisions of this Plan, the Committee shall select the key employees and consultants to whom options shall be granted, shall determine, in the case of key employees, whether such options shall be incentive stock options ("Incentive Options") granted pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options ("Nonstatutory Options"), and shall determine the number of shares of Common Stock, $.01 par value, of the Company (the "Common Stock") to be subject to each option and the time at which the option is to be granted. Subject to the express provisions of the Plan, the Committee shall have authority to adopt administrative regulations and procedures which are consistent with the terms of the Plan; to adopt and amend option agreements (each, an "Option Agreement") as they deem advisable; to determine the terms and provisions of such Option Agreements (including the period during which the option is exercisable, the option price, and the manner in which options become exercisable) to construe and interpret such Option Agreements; to impose such limitations and restrictions as are deemed necessary or advisable by counsel for the Company so that compliance with the Federal securities and tax laws and with the securities laws of the various states may be assured; and to make all other determinations necessary or advisable for administering the Plan. The Committee may designate any officers or employees of the Company to assist the Committee in the administration of the Plan and to execute documents on its behalf, and the Committee may delegate to them such other ministerial and limited discretionary duties as it sees fit. All determinations and selections made by the Committee shall be by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

          (c) Each option shall be evidenced by a written instrument duly executed by the Company and optionee which shall contain such terms and conditions not inconsistent with the Plan as the Committee, upon the advice of counsel for the Company, shall determine; provided, however, that such terms need not be identical as between any two agreements.

          (d) All determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final and conclusive.

     3. Eligibility and Participation. The group of persons eligible to receive options shall consist of salaried officers and other key employees of, and consultants to the Company (whether or not such persons are directors of the Company). As used herein, the terms "key employee" and "key consultant" shall mean any employee of, or consultant to, the Company who, in the opinion of the Committee, has demonstrated a capacity for contributing in a substantial measure to the success of the Company. No Incentive Option may be granted to a key consultant nor may an Incentive Option be granted to an officer or employee of the Company who, at the time the option is granted, owns directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any subsidiary or parent corporation, unless, in the case of an individual who is not a consultant, the option exercise price is at least 110% of the fair market value (as of the date of the grant) of the Common Stock subject thereto and the term of the option is limited to five years from the date of grant. No purported grant of an option to any person whose employment or consulting arrangement with the Company has terminated on or before the date on which the grant of such option is approved by the Committee shall be effective.

     4. Shares Subject to the Plan. The stock subject to the Plan shall be shares of the Company's authorized Common Stock and may be authorized but unissued shares or treasury shares, as the Board may from time to time determine in its sole discretion. Subject to adjustment as provided in paragraph 9 hereof, the aggregate number of shares to be delivered upon exercise of all options shall not exceed 2,500,000 shares; and, subject to like adjustment, the aggregate number of shares for which options may be granted to any one optionee shall not exceed 10% of the total number of shares permitted to be issued under the Plan. If an option expires or terminates for any reason during the period in which options may be granted under the Plan and prior to the exercise thereof in full, the shares subject to, but not delivered under, such option shall, except as hereinafter provided, be available for options thereafter granted.

     5. Exercise Price; Fair Market Value. Nonstatutory Options granted hereunder shall have a per share exercise price of not less than 100% of the "fair market value" of a share of Common Stock on the date on which the grant of such option is approved by the Committee (such date being the effective date of the grant of such option). Incentive Options granted hereunder shall have a per share exercise price of not less than 100% of the "fair market value" of a share of Common Stock on the effective date of the grant of such option; provided, however, if an optionee owns (including constructive ownership pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of outstanding shares of stock of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code), then an Incentive Option granted under this Plan to such optionee shall by its terms fix the option price per share of Common Stock to be at least 110% of the fair market value of the shares of Common Stock on the date of the grant of such option and such Incentive Option shall terminate and become non-exercisable upon the expiration of five years from the date of the grant of such option. Subject to the foregoing, the option price shall be determined by the Committee. Other than adjustments pursuant to Section 9 hereof, neither the Board nor the Committee shall make any alteration or amendment to any options granted hereunder which operates to reprice, replace, regrant through cancellation or lower the exercise price of a previously granted option without the approval of the Company's stockholders.

     For purposes of this Plan, "fair market value" of a share of Common Stock shall mean: (i) if the Common Stock is traded on a national stock exchange on the effective date of the grant of such option, fair market value shall be the closing price reported by the applicable composite transactions report on such day, or if the Common Stock is not traded on such date, the mean between the closing bid-and-asked prices thereof on such exchange; (ii) if the Common Stock is traded on the Nasdaq National Market on the date of the grant of such option, fair market value shall be the closing sale price on that day; (iii) if the Common Stock is traded over-the-counter and not on the Nasdaq National Market on the date of the grant of such option, fair market value shall be the mean between the last representative bid-and-asked prices quoted by the Nasdaq on that day: or (iv) if none of the foregoing provisions is applicable, fair market value shall be determined by the Committee in good faith on such basis as it deems appropriate. In all cases, the determination of fair market value shall be binding and conclusive on all persons.

     6. Term and Exercise of Options.

          (a) Options shall be exercisable in such installments and during such period as may be fixed by the Committee at the time of grant, but no option shall be exercisable after the expiration of seven years from the date of grant of such option and, in the case of an individual who, immediately after the grant of an

     Incentive Option, owns directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any subsidiary, after the expiration of five years from the date of grant of such option; further provided that in the case of Incentive Options which are exercisable in more than one installment, the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which such Incentive Options are exercisable for the first time by any optionee during any calendar year may not exceed $100,000.

          (b) No option shall be granted hereunder and no option granted hereunder shall be exercisable, unless, at the time of any grant or exercise of an option, such grant or exercise is in full compliance with all Federal and state securities laws. Upon the exercise of an option, the optionee shall be required to make payment in full to the Company of the exercise price therefor (and any required tax withholding payment relative to Nonstatutory Options) (i) in cash or (ii) with previously acquired shares of Common Stock which have been owned by the optionee for more than six (6) months prior to the date of surrender or a combination of cash and such Common Stock having an aggregate fair market value equal to the exercise price (and any required tax withholding payment). The Committee may permit the holder of an option to elect to pay the exercise price of such option by authorizing a third-party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of such option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. No holder of any option, or his legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares of Common Stock subject to such option unless and until he has received a certificate or certificates therefor. If, on the date on which any option granted hereunder is exercised, a registration statement relating to the shares of Common Stock issuable pursuant to the Plan is not in effect, as a condition to the exercise of such option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that (i) such person is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended, or either alone or with his purchaser representative has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and lists of exercising the option, and
     (ii) the Common Stock is being purchased for investment purposes only and without any present intention to sell or distribute such Common Stock and the certificate evidencing shares of Common Stock acquired upon exercise of such option shall contain upon its face, or on the reverse thereof, the following legend:

        "These shares have not been registered under the Securities Act of 1933, as amended, or under any applicable state law. They may not be offered for sale, sold, transferred, or pledged without (1) registration under the Securities Act of 1933, as amended, and any applicable state law, or
        (2) an opinion (satisfactory to the corporation) that registration is not required."

          (c) The proceeds received by the Company from the sale of stock subject to an option are to be added to the general funds of the Company and used for general business purposes as the Board shall, in its sole discretion, determine.

          (d) No later than the date as of which an amount first becomes includible in the gross income of the optionee for Federal income tax purposes with respect to any grant under the Plan, the optionee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the grant that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the optionee. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Common Stock.

          (e) If an Option granted hereunder is exercised or transferred or stock issued pursuant to the exercise of an Incentive Option disposed of within (i) two years from the date of granting of the Incentive

     Option or (ii) one year from the date of issuing such stock, the holder of the Option must notify the Company within five (5) business days of the exercise or transfer, as the case may be.

     7. Transferability of Options. No option shall be transferable by an optionholder other than by will or by the laws of descent and distribution or, in the case of an option other than an Incentive Option, to a "family member" pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act). Notwithstanding the foregoing sentence, the Committee may set forth in an Option Agreement evidencing an option (other than an Incentive Option), that the option may be transferred by gift to a "family member" of the optionholder. For purposes of this paragraph 7, "family member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the optionholder's household (other than as a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the optionholder) control the management of assets, and any other entity in which these persons (or the optionholder) own more than fifty percent of the voting interests. During the lifetime of the optionholder, an option may be exercised only by the optionholder or by persons to whom the option was transferred as specified above.

     8. Death, Disability, Retirement and Termination of Employment. Any option, the exercise period of which has not theretofore expired, shall terminate at the time of an optionee's death, the optionee's disability or termination of an optionee's employment or consulting arrangement with the Company, and no shares of Common Stock may thereafter be delivered pursuant to such option except as set forth below:

          (a) In the case of any employee or consultant who has been employed or retained by the Company continuously from the effective date of the grant of such option to the date of termination due to disability (as defined in Section 22(e)(3) of the Code), such optionee may, within two years (or such shorter period of time as is specified in the Option Agreement) after the date of such termination (one year in the case of an Incentive Option in order for such option to qualify for treatment as an incentive stock option under the Code) but before expiration of the original exercise period, purchase some or all of the shares subject to an option immediately prior to such termination, to the extent the optionee was then entitled to exercise such option, giving effect to any acceleration of exercisability triggered by such disability; and

          (b) Upon the death of any such employee while in active service or of any such disabled or retired employee within such two-year period (or such shorter period of time as is specified in the Option Agreement), the person or persons to whom his rights under the option are transferred by will or the laws of descent and distribution may within two years after the date of death, but before the expiration of the original exercise period, purchase some or all of the shares with respect to which the optionee was then entitled to exercise such option immediately prior thereto, giving effect to any acceleration of exercisability triggered by such death. Leaves of absence for those periods and purposes conforming to the personnel policy of the Company and as may be approved by the Committee, shall not be deemed terminations or interruptions of employment.

          (c) In the case of any optionee who has been employed or retained by the Company continuously from the date of grant to the date of termination and whose employment or consulting arrangement is terminated due to retirement, resignation or termination, such optionee may, up to one year in the case of resignation or termination or up to two years in the case of retirement (or such shorter period of time as is specified in the Option Agreement) after the date of any such termination not "due to cause" (three months in the case of an Incentive Option in order for such option to qualify for treatment as an incentive stock option under the Code), but before the expiration of the original exercise period, purchase some or all of the shares with respect to which the optionee was then entitled to exercise such option immediately prior to retirement, resignation or termination, giving effect to any acceleration of exercisability triggered by such termination; provided, however, in the case of a termination of employment or consulting arrangement of an optionee "due to cause", all outstanding options of the optionee shall be cancelled and terminated as of the date on which such optionee is given notice of termination. For purposes of this Plan, termination "due to cause" shall have the same meaning as ascribed thereto in any employment, consulting or similar agreement then in effect between the optionee and the Company, or if none, shall mean, in the reasonable belief of the Committee, the commission of fraud, embezzlement or theft against: (i) the Company; (ii) employees of the Company; or (iii) a customer or business associate of the Company.

      9. Changes in Common Stock. In the event that, prior to the delivery by the Company of all of the shares of Common Stock which may be delivered hereunder and after the effective date of the Plan, there shall be any change in the outstanding Common Stock of the Company by reason of the recapitalization, merger, reorganization, consolidation, stock split, stock dividend or stock right distribution, the number and kind of shares deliverable hereunder and the exercise price shall be adjusted (but without regard to fractions) in a fair and equitable manner by the Committee, which determination in each case shall be conclusive and binding on the Company and the optionee and his legal representative.

     10. Merger, Consolidation, or Sale of Assets. In the event that provision is not made in connection with any merger, reorganization, consolidation or other change in corporate structure, for the continuation of the Plan and assumption of the options theretofore granted hereunder (or the substitution of substantially identical options of the surviving corporation or successor employer or a parent thereof), then each holder of an Option shall be entitled, prior to the effective date of any such transaction, to exercise such option for the full number of shares of Common Stock covered thereby which the holder would otherwise have been entitled to acquire during the remaining term of such option.

     11. Rights as a Stockholder. No person participating in the Plan shall have any rights of a stockholder of the Company as to shares subject to an option until such option is exercised and certificates representing such shares are received by the optionee.

     12. Implied Consent of Optionee. Every optionee, by his acceptance of an option under the Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs and legal representatives, by all of the terms and conditions of the Plan.

     13. The Company's Responsibility. All expenses of the Plan, including the cost of maintaining records hereunder, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable securities laws) for any act or thing done or left undone with respect to the determination to grant (or not grant) an option hereunder or the exercise price, number of shares or other terms and conditions of any option granted under the Plan, so long as the Company acts in good faith.

     14. Amendment and Discontinuance. The Board may alter, suspend, or discontinue the Plan at any time and from time to time, without obtaining the approval of the Company's stockholders, but may not, without the approval of the Company's stockholders, make any alteration or amendment thereof which operates to (a) increase the total number of shares reserved for purposes of this Plan except as provided in paragraph 9 hereof, or (b) increase the total number of shares for which an option or options may be granted to any single employee or consultant. No amendment to or termination of the Plan shall impair the rights of optionholders under outstanding options theretofore granted under the Plan without the consent of the optionholders affected thereby, and, unless the Option Agreements relating to such options are amended, such options shall remain in full force and effect as if the Plan had not been amended or terminated.

     15. Effective Date. Subject to stockholder approval, the Plan shall become effective on May 22, 2001.

     16. Termination. The period during which options may be granted under the Plan expires on May 22, 2008 unless the Plan is terminated by the Board prior to such date.

                               [FIRST HEALTH LOGO]


                                   IMPORTANT
                 Please complete both sides of the Proxy Card,
                  detach and return in the enclosed envelope.



                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                           (CONTINUED FROM OTHER SIDE)                 401(k)
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF OUR 2001 DIRECTORS' STOCK OPTION PLAN, FOR THE APPROVAL OF OUR 2001 STOCK OPTION PLAN, FOR THE APPROVAL OF THE PERFORMANCE BASED COMPENSATION PROVISION OF THE EMPLOYMENT AGREEMENT WITH OUR COMPANY'S PRESIDENT AND CHIEF OPERATING OFFICER AND FOR THE APPROVAL OF THE RELATED GRANT OF FOUR STOCK OPTIONS TO OUR COMPANY'S PRESIDENT AND CHIEF OPERATING OFFICER.


                                  Signed:
                                         ---------------------------

                                         ---------------------------

                                  Dated:                       ,2001
                                         ----------------------
                                  (Please sign proxy as name appears thereon.
                                  Joint owners should each sign personally.
                                  Trustees and others signing in a
                                  representative capacity should indicate the capacity in which they sign.)

                            FIRST HEALTH GROUP CORP.                     401(k)
               This Proxy is solicited on behalf of the Board of Directors

                                         (Please sign and date on reverse side)

JAMES C. SMITH, JOSEPH E. WHITTERS and SUSAN T. SMITH and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution, to vote and act as proxy with respect to all shares of common stock, $.01 par value, of FIRST HEALTH GROUP CORP. (the "Company") standing in the name of the undersigned on the books of the Company at the close of business on March 30, 2001, at the Annual Meeting of Stockholders to be held at the offices of the Company, 3200 Highland Avenue, Downers Grove, Illinois 60515, at 10:00 a.m., local time, on Tuesday, May 22, 2001, and at any postponements or adjournments thereof, as follows.


(1)  ELECTION OF DIRECTORS      [ ]  FOR all nominees listed below           [ ]  WITHHOLD AUTHORITY
                                (except as marked to the contrary below)     to vote for all nominees


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)
                                Michael J. Boskin, Ph.D., Daniel S. Brunner, Robert S. Colman, Ronald H. Galowich, Harold S.
                                Handelsman, Don Logan, Thomas J. Pritzker, David E. Simon, James C. Smith, Edward L. Wristen

(2)  APPROVAL OF OUR 2001 DIRECTORS' STOCK OPTION PLAN    [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

(3)  APPROVAL OF OUR 2001 STOCK OPTION PLAN               [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

(4)  APPROVAL OF THE PERFORMANCE-BASED COMPENSATION PROVISION OF THE EMPLOYMENT AGREEMENT WITH OUR COMPANY'S
PRESIDENT AND CHIEF OPERATING OFFICER.
                                       [ ] FOR             [ ] AGAINST          [ ] ABSTAIN

(5)  APPROVAL OF THE RELATED GRANT OF FOUR STOCK OPTIONS TO OUR COMPANY'S PRESIDENT AND CHIEF OPERATING OFFICER.
                                       [ ] FOR             [ ]AGAINST           [ ] ABSTAIN

(6)  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any postponements or adjournments thereof.

The Board of Directors recommends a vote FOR proposals 1, 2, 3, 4 and 5.                 (Continued and to be signed on other side)


                               [FIRST HEALTH LOGO]

                                    IMPORTANT
                 Please complete both sides of the Proxy Card,
                  detach and return in the enclosed envelope.

                                  PROXY VOTING

   YOU CAN VOTE IN ONE OF THREE WAYS: 1) BY MAIL, 2) BY PHONE, 3) BY INTERNET.
              See the reverse side of this sheet for instructions.
IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF THIS
             PROXY, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60606


                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                           (continued from other side)
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF OUR 2001 DIRECTORS' STOCK OPTION PLAN, FOR THE APPROVAL OF OUR 2001 STOCK OPTION PLAN, FOR THE APPROVAL OF THE PERFORMANCE BASED COMPENSATION PROVISION OF THE EMPLOYMENT AGREEMENT WITH OUR COMPANY'S PRESIDENT AND CHIEF OPERATING OFFICER AND FOR THE APPROVAL OF THE RELATED GRANT OF FOUR STOCK OPTIONS TO OUR COMPANY'S PRESIDENT AND CHIEF OPERATING OFFICER.


                                  Signed:
                                         ---------------------------

                                         ---------------------------

                                  Dated:                       ,2001
                                         ----------------------
                                  (Please sign proxy as name appears thereon.
                                  Joint owners should each sign personally.
                                  Trustees and others signing in a
                                  representative capacity should indicate the capacity in which they sign.)

                                TO VOTE BY MAIL

To vote by mail, complete both sides, sign, date and return this proxy in the envelope provided.

                              TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:
    1. Read the accompanying Proxy Statement.
    2. Using a Touch-Tone telephone, call Toll Free 1.800.555.8140 and follow the instructions
    3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.
Please note that all votes cast by telephone must be submitted prior to midnight Central Time, May 20, 2001.
Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

        If You Vote By TELEPHONE Please Do Not Return This Proxy By Mail

                              TO VOTE BY INTERNET

Your internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:
    1. Read the accompanying Proxy Statement.
    2. Visit our Internet voting Site at http://www.eproxyvote.com/ist-hlccm/ and follow the instruction on the screen.
    3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.
Please note that all votes cast by Internet must be submitted prior to midnight Central Time, May 20, 2001.
Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST BE "ENABLED" TO ACCESS THIS SITE. PLEASE CALL YOUR SOFTWARE OR INTERNET PROVIDER FOR FURTHER INFORMATION.

        If You Vote By INTERNET Please Do Not Return This Proxy By Mail


--------------------------------------------------------------------------------
                            FIRST HEALTH GROUP CORP.
          This Proxy is solicited on behalf of the Board of Directors

                                         (Please sign and date on reverse side)

JAMES C. SMITH, JOSEPH E. WHITTERS and SUSAN T. SMITH and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution, to vote and act as proxy with respect to all shares of common stock, $.01 par value, of FIRST HEALTH GROUP CORP. (the "Company") standing in the name of the undersigned on the books of the Company at the close of business on March 30, 2001, at the Annual Meeting of Stockholders to be held at the offices of the Company, 3200 Highland Avenue, Downers Grove, Illinois 60515, at 10:00 a.m., local time, on Tuesday, May 22, 2001, and at any postponements or adjournments thereof, as follows.

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(1)  ELECTION OF DIRECTORS      [ ]  FOR all nominees listed below           [ ]  WITHHOLD AUTHORITY
                                (except as marked to the contrary below)     to vote for all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)
                                Michael J. Boskin, Ph.D., Daniel S. Brunner, Robert S. Colman, Ronald H. Galowich, Harold S.
                                Handelsman, Don Logan, Thomas J. Pritzker, David E. Simon, James C. Smith, Edward L. Wristen

(2)  APPROVAL OF OUR 2001 DIRECTORS' STOCK OPTION PLAN    [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

(3)  APPROVAL OF OUR 2001 STOCK OPTION PLAN               [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

(4)  APPROVAL OF THE PERFORMANCE-BASED COMPENSATION PROVISION OF THE EMPLOYMENT AGREEMENT WITH OUR COMPANY'S
PRESIDENT AND CHIEF OPERATING OFFICER.
                                       [ ] FOR             [ ] AGAINST          [ ] ABSTAIN

(5)  APPROVAL OF THE RELATED GRANT OF FOUR STOCK OPTIONS TO OUR COMPANY'S PRESIDENT AND CHIEF OPERATING OFFICER.
                                       [ ] FOR             [ ]AGAINST           [ ] ABSTAIN

(6)  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any postponements or adjournments thereof.

The Board of Directors recommends a vote FOR proposals 1, 2, 3, 4 and 5.                 (Continued and to be signed on other side)

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